# RECOVERY ENERGY COMPANY INC.

## ESTIMATED RESERVES
## AND
## FUTURE NET REVENUE

## CONTINGENT AND PROSPECTIVE
## RESOURCE VOLUMES
## AS OF DECEMBER 31, 2011

RALPH E. DAVIS ASSOCIATES, INC.
HOUSTON, TEXAS

# Table of Contents

RECOVERY ENERGY COMPANY, INC.

# TABLE OF CONTENTS

# Engineering Letter

Engineering Letter

RALPH E. DAVIS ASSOCIATES, INC.

March 5, 2012

Recovery Energy Company, Inc.
1515 Wynkoop Street, Suite 200
Denver, Colorado 80202

Attn: Mr. Kent Lina
Senior Vice President
Corporate Engineering

**Re: Estimated Reserves and Future Net Revenue,**
**Recovery Energy Company, Inc.**
**As of December 31, 2011**

Gentlemen:

At your request, the firm of Ralph E. Davis Associates, Inc. (Davis) of Houston, Texas has prepared an estimate of the reserves and future net revenue associated with specific leaseholds in which Recovery Energy Company, Inc. (Recovery Energy) owns interests. This report presents our assessment of the proved reserves, future production and income attributable to the subject interests as of the effective date of this report, December 31, 2011.

Davis has reviewed 100% of Recovery Energy's proved developed and undeveloped properties located in the Denver Julesberg Basin of the United States. It is our opinion that these properties represent all of Recovery Energy's assets that may be classified as proved as per the Securities and Exchange Commission directives as detailed later in this report.

The reserves associated with this review have been classified in accordance with the definitions of the Securities and Exchange Commission as found in Part 210—Form and Content of and Requirements for Financial Statements, Securities Act of 1933, Securities Exchange Act of 1934, Public Utility Holding Company Act of 1935, Investment Company Act of 1940, Investment Advisers Act of 1940, and Energy Policy and Conservation Act of 1975, under Rules of General Application § 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975. A summation of these definitions is included as a portion of this letter.

We have also estimated the future net revenue and discounted present value associated with these reserves as of December 31, 2011 utilizing a scenario of non-escalated product prices as well as non-escalated costs of operations, i.e., prices and costs were not escalated above current values as detailed later in this report. The present value is presented for your information and should not be construed as an estimate of the fair market value.

The results of our study related to our estimate of the Total Proved Reserves attributable to Recovery Energy and remaining to be produced as of December 31, 2011 are as follows:

***Non Escalated Pricing Scenario***
**Estimated Reserves and Future Net Income**
**Net to Recovery Energy Company, Inc.**
**As of December 31, 2011**

| | Estimated Net Reserves | | Estimated Future Net Income ($1000) | |
|---|---|---|---|---|
| Reserve Category | MBbls | MMCF | Undiscounted | Discounted@ 10% |
| **PROVED RESERVES** | | | | |
| Producing | 213.9 | 148.1 | $ 13,180.0 | $ 10,100.6 |
| Non-Producing | 1.8 | 0.0 | $ 137.2 | $ 103.6 |
| Undeveloped | 392.5 | 0.0 | $ 16,918.2 | $ 9,809.9 |
| **TOTAL PROVED** | **608.2** | **148.1** | **$ 30,235.4** | **$ 20,014.0** |

Liquid volumes are expressed in thousands of barrels (MBbls) of stock tank oil. Gas volumes are expressed in millions of standard cubic feet (MMSCF) at the official temperature and pressure bases of the areas wherein the gas reserves are located.

The economic cash flow presentation of the above volumes and revenues are presented for the individual reserve classifications, as well as appropriate summaries, as Exhibit No. I.

**DISCUSSION:**

The scope of this study was to prepare an estimate of the proved reserves attributable to Recovery Energy's ownership position in the subject properties. Reserve estimates were prepared by Davis using acceptable evaluation principles for each source and were based in large part on the basic information supplied by Recovery Energy.

The quantities presented herein are estimated reserves of oil and natural gas volumes that geologic and engineering data demonstrate can be recovered from known reservoirs under specific economic conditions with reasonable certainty. Proved undeveloped locations are scheduled to be drilled such that the investment cost will be fully recovered prior to recovery of the estimated reserve volume.

This evaluation has been prepared in accordance with the "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" as proclaimed by the Society of Petroleum Engineers, the SPE Standards.

The estimated future net revenue and discounted present value associated with the reserves as of December 31, 2011 were prepared utilizing a pricing scenario that is detailed later in this report. Costs of operations were provided by Recovery Energy, the operator of all but one of the properties, on a well by well basis. These costs were reviewed by Davis and are considered to be reasonable. Capital costs were also provided by Recovery Energy. These costs were compared to actual costs of recently drilled wells, taking into account depth of the wells to be drilled. The capital costs included in this report are also considered to be reasonable.

## DATA SOURCE

Basic well and field data used in the preparation of this report were furnished by Recovery Energy or were obtained from commercial sources or from Davis' own database of information. Records as they pertain to factual matters such as acreage controlled the number and depths of wells, reservoir pressure and production history, the existence of contractual obligations to others and similar matters were accepted as presented.

Additionally, the analyses of these properties utilized not only the basic data on the subject wells but also data on analogous properties as provided. Well logs, ownership interest, revenues received from the sale of products and operating costs were furnished by Recovery Energy. No physical inspection of the properties was made nor any well tests conducted at this time.

## OWNERSHIP

Ownership interests in the subject properties have been furnished by Recovery Energy and accepted by Davis without independent verification.

## RESERVE ESTIMATES

The estimate of reserves included in this report is based primarily upon production history or analogy with wells in the area producing from the same or similar formations. In addition to individual well production history, geological and well test information, when available, were utilized in the evaluation. Individual well production histories were evaluated utilizing decline curve analysis on the individual properties and forecast until a calculated economic limit.

Exhibit No. I is a summary presentation of the economic cash flow analyses for the various reserve categories. Exhibit's II through IV are various one-line summary presentations of the reserve categories and individual properties. Exhibit V is a presentation of the individual proved developed producing properties with production curves. Exhibit VI is a presentation by reserve category of the individual non-producing properties.

Proved undeveloped reserve estimates were based on a volumetric method using a recovery factor based on estimated ultimate recovery of the nearby producing wells. The reserves estimated for this report reflect only those reserves anticipated to be produced from the Lower Cretaceous Series, Dakota Group, Muddy (J) Sandstone Formation. Based on a cursory evaluation of the Recovery Energy well logs, the reservoirs in the J Sandstone have a rapid lateral stratigraphic variation, e.g., in the State Line, West Albin (Palm), Albin, Wilke, Tracy and

Lukassen Fields and the Vrtatko Area. As such, estimating predictable original oil in place and drainage areas is uncertain without a geologic understanding of the local geologic environment of deposition and intra-well communication, and accurate prediction of offset net sand and oil pay. This information was taken into account for this evaluation.

The accuracy of reserve estimates is dependent upon the quality of available data and upon the independent geological and engineering interpretation of that data. It should be noted that all reserve estimates involve an assessment of the uncertainty relating the likelihood that the actual remaining quantities recovered will be greater or less than the estimated quantities determined as of the date the estimate is made. The uncertainty depends primarily on the amount of reliable geological and engineering data available at the time of the estimate and the interpretation of these data. These reserves have been determined using methods and procedures widely accepted within the industry and are believed to be appropriate for the purposes of this report. In our opinion, we used all methods and procedures necessary under the circumstances to prepare this report.

## PRODUCING RATES

For the purpose of this report, estimated reserves are scheduled for recovery primarily on the basis of actual producing rates or appropriate well test information. They were prepared giving consideration to engineering and geological data such as reservoir pressure, anticipated producing mechanisms, the number and types of completions, as well as past performance of analogous reservoirs.

These and other future rates may be subject to regulation by various agencies, changes in market demand or other factors; consequently, reserves recovered and the actual rates of recovery may vary from the estimates included herein. Scheduled dates of future well completions may vary from that provided by Recovery Energy due to changes in market demand or the availability of materials and/or capital; however, the timing of the wells and their estimated rates of production are reasonable and consistent with established performance to date.

## PRICING PROVISIONS AND DIFFERENTIALS

Prices utilized in the evaluation results presented in the letter portion of this report and summarized in the various tables included in this evaluation were furnished by Recovery Energy. Prices received for products sold, adjustments due to the BTU content of the gas, shrinkage for transportation, measuring or the removal of liquids, the liquid yield from gas processed, etc., were accepted as presented.

The unit price used throughout this report for crude oil, condensate and natural gas is based upon the appropriate price in effect the first trading of each month during the previous twelve calendar months through December 2011, and averaged for the time period.

***Crude Oil and Condensate*** - The unit price used throughout this report for crude oil and condensate is based upon the average of prices for the previous twelve months as indicated above. An average crude oil price for West Texas Intermediate crude of $95.80 per barrel was held constant throughout the producing life of the properties. A pricing differential from this

posted price of -$7.64 was utilized to account for location and grade of crude based upon historical sales information for each producing property and was utilized in this evaluation. This pricing differential was similarly held constant. Prices for liquid reserves scheduled for initial production at some future date were estimated using current prices on the same properties.

Natural Gas Liquids were priced at fifty-four percent (54.0%) of the existing oil and condensate price for all properties in the evaluation, based upon historical sales.

***Natural Gas*** - The unit price used throughout this report for natural gas is based upon the average of prices for previous twelve months as indicated above. An average gas price of $4.15 per MMBTU representing the NYMEX natural gas price was held constant throughout the producing life of the properties. Prices for gas reserves scheduled for initial production at some future date were estimated using this same price.

No gas shrinkage was applied in this report as a representation of either gas plant processing shrinkage, fuel usage and/or loss.

## FUTURE NET INCOME

Future net income is based upon gross income from future production, less direct operating expenses and taxes (production, severance, ad valorem or other). Estimated future capital for development and work-over costs were also deducted from gross income at the time it will be expended. No allowance was made for depletion, depreciation, income taxes or administrative expense.

Direct lease operating expense includes direct cost of operations of each lease or an estimated value for future operations based upon analogous properties. Lease operating expense and/or capital costs for drilling and/or major work over expense were not escalated throughout the remaining producing life of the properties. Neither the cost to abandon properties nor the salvage value of equipment was considered in this report.

Future net income has been discounted for present worth at values ranging from 0 to 100 percent using continuous discounting. In this report the future net income is discounted at a primary rate of ten (10.0) percent.

## GENERAL

Recovery Energy Company, Inc. has provided access to all of its accounts, records, geological and engineering data, reports and other information as required for this evaluation. The ownership interests, product classifications relating to prices and other factual data were accepted as furnished without verification.

No consideration was given in this report to either gas contract disputes including take or pay demands or gas sales imbalances.

No consideration was given in this report to potential environmental liabilities which may exist, nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.

Neither Ralph E. Davis Associates, Inc. nor any of its employees have any interest in Recovery Energy or any other related company or the properties reported on herein. The employment and compensation to make this study are not contingent on our estimate of reserves. The technical persons responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity and confidentiality set forth in the SPE standards.

This report has been prepared for public disclosure by Recovery Energy Company, Inc. in filings made with the SEC in accordance with the disclosure requirements set forth in the SEC regulations.

The data and work papers used in the preparation of this report are available for examination by authorized parties in our offices. Please feel free to contact us if we can be of further service.

We appreciate the opportunity to be of service to you in the matter of this report and will be glad to address any questions or inquiries you may have.

Very truly yours,

**RALPH E. DAVIS ASSOCIATES, INC.**

Allen C. Barron, P. E.
President

# SECURITIES AND EXCHANGE COMMISSION
## DEFINITIONS OF RESERVES

The following information is taken from the United States Securities and Exchange Commission:

*PART 210—FORM AND CONTENT OF AND REQUIREMENTS FOR FINANCIAL STATEMENTS, SECURITIES ACT OF 1933, SECURITIES EXCHANGE ACT OF 1934, PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, INVESTMENT COMPANY ACT OF 1940, INVESTMENT ADVISERS ACT OF 1940, AND ENERGY POLICY AND CONSERVATION ACT OF 1975*

***Rules of General Application***

***§ 210.4-10 Financial accounting and reporting for oil and gas producing activities pursuant to the Federal securities laws and the Energy Policy and Conservation Act of 1975.***

### Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (*i.e.*, absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (*i.e.*, potentially recoverable resources from undiscovered accumulations).

### Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

*Reasonable certainty*. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

*Reliable technology*. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

## Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

## Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

## Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

## Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

Additional Definitions:

## Deterministic Estimate

The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

## Probabilistic Estimate

The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

## Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

# Exhibits

Exhibits

# Summary Economic Cash Flow Presentations

Summary Economic Cash
Flow Presentations

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 77.484 | 140.464 | 58.220 | 40.752 | 88.160 | 3.963 | 5132.690 | 161.506 | 5606.566 |
| 12-2013 | 49.906 | 101.618 | 37.405 | 29.714 | 88.160 | 3.965 | 3297.646 | 117.832 | 3640.384 |
| 12-2014 | 33.205 | 73.558 | 25.042 | 21.697 | 88.160 | 3.968 | 2207.715 | 86.095 | 2455.743 |
| 12-2015 | 24.567 | 53.281 | 18.613 | 15.868 | 88.160 | 3.971 | 1640.916 | 63.009 | 1820.516 |
| 12-2016 | 18.087 | 38.621 | 13.886 | 11.624 | 88.160 | 3.974 | 1224.199 | 46.195 | 1354.340 |
| 12-2017 | 13.714 | 28.017 | 10.568 | 8.532 | 88.160 | 3.977 | 931.710 | 33.933 | 1026.084 |
| 12-2018 | 11.104 | 20.343 | 8.627 | 6.274 | 88.160 | 3.981 | 760.525 | 24.978 | 829.020 |
| 12-2019 | 9.123 | 14.786 | 7.112 | 4.624 | 88.160 | 3.985 | 627.027 | 18.428 | 676.787 |
| 12-2020 | 7.817 | 10.758 | 6.100 | 3.416 | 88.160 | 3.989 | 537.777 | 13.628 | 573.965 |
| 12-2021 | 5.859 | 7.837 | 4.584 | 2.530 | 88.160 | 3.994 | 404.156 | 10.105 | 430.503 |
| 12-2022 | 4.977 | 5.717 | 3.897 | 1.879 | 88.160 | 3.998 | 343.563 | 7.513 | 362.771 |
| 12-2023 | 4.266 | 0.532 | 3.357 | 0.410 | 88.160 | 4.150 | 295.991 | 1.702 | 297.693 |
| 12-2024 | 3.736 | 0.432 | 2.938 | 0.333 | 88.160 | 4.150 | 259.002 | 1.382 | 260.384 |
| 12-2025 | 3.291 | 0.351 | 2.586 | 0.270 | 88.160 | 4.150 | 227.953 | 1.122 | 229.075 |
| 12-2026 | 2.878 | 0.196 | 2.259 | 0.151 | 88.160 | 4.150 | 199.182 | 0.628 | 199.811 |
| 12-2027 | 2.344 | 0.000 | 1.833 | 0.000 | 88.160 | 0.000 | 161.567 | 0.000 | 161.567 |
| 12-2028 | 1.690 | 0.000 | 1.302 | 0.000 | 88.160 | 0.000 | 114.741 | 0.000 | 114.741 |
| 12-2029 | 1.555 | 0.000 | 1.197 | 0.000 | 88.160 | 0.000 | 105.562 | 0.000 | 105.562 |
| 12-2030 | 1.431 | 0.000 | 1.102 | 0.000 | 88.160 | 0.000 | 97.117 | 0.000 | 97.117 |
| 12-2031 | 1.316 | 0.000 | 1.013 | 0.000 | 88.160 | 0.000 | 89.347 | 0.000 | 89.347 |
| S TOT | 278.350 | 496.512 | 211.642 | 148.077 | 88.160 | 3.971 | 18658.387 | 588.056 | 20331.979 |
| AFTER | 2.933 | 0.000 | 2.259 | 0.000 | 88.160 | 0.000 | 199.111 | 0.000 | 199.111 |
| TOTAL | 281.283 | 496.512 | 213.901 | 148.077 | 88.160 | 3.971 | 18857.498 | 588.056 | 20531.090 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 324.410 | 255.482 | 927.966 | 0.000 | 0.000 | 0.000 | 4098.708 | 4098.708 | 3926.795 |
| 12-2013 | 213.637 | 161.499 | 806.018 | 0.000 | 0.000 | 0.000 | 2459.230 | 6557.938 | 6066.745 |
| 12-2014 | 150.810 | 109.848 | 561.316 | 0.000 | 0.000 | 0.000 | 1633.769 | 8191.707 | 7358.326 |
| 12-2015 | 112.080 | 81.064 | 475.030 | 0.000 | 0.000 | 0.000 | 1152.343 | 9344.050 | 8186.306 |
| 12-2016 | 82.219 | 59.025 | 368.004 | 0.000 | 0.000 | 0.000 | 845.092 | 10189.142 | 8737.949 |
| 12-2017 | 61.675 | 44.134 | 264.750 | 0.000 | 0.000 | 0.000 | 655.525 | 10844.667 | 9127.006 |
| 12-2018 | 49.044 | 36.334 | 220.370 | 0.000 | 0.000 | 0.000 | 523.272 | 11367.939 | 9409.159 |
| 12-2019 | 39.362 | 30.873 | 191.309 | 0.000 | 0.000 | 0.000 | 415.242 | 11783.182 | 9612.795 |
| 12-2020 | 33.198 | 26.754 | 189.609 | 0.000 | 0.000 | 0.000 | 324.403 | 12107.585 | 9757.428 |
| 12-2021 | 24.220 | 19.513 | 133.385 | 0.000 | 0.000 | 0.000 | 253.384 | 12360.969 | 9860.120 |
| 12-2022 | 20.296 | 16.717 | 127.504 | 0.000 | 0.000 | 0.000 | 198.254 | 12559.223 | 9933.169 |
| 12-2023 | 16.007 | 14.714 | 111.738 | 0.000 | 0.000 | 0.000 | 155.234 | 12714.457 | 9985.162 |
| 12-2024 | 14.133 | 13.044 | 111.738 | 0.000 | 0.000 | 0.000 | 121.469 | 12835.926 | 10022.152 |
| 12-2025 | 12.564 | 11.638 | 111.738 | 0.000 | 0.000 | 0.000 | 93.135 | 12929.061 | 10047.941 |
| 12-2026 | 10.960 | 10.447 | 109.092 | 0.000 | 0.000 | 0.000 | 69.312 | 12998.373 | 10065.393 |
| 12-2027 | 9.162 | 9.093 | 92.850 | 0.000 | 0.000 | 0.000 | 50.462 | 13048.835 | 10076.944 |
| 12-2028 | 7.765 | 7.343 | 60.000 | 0.000 | 0.000 | 0.000 | 39.633 | 13088.468 | 10085.185 |
| 12-2029 | 7.144 | 6.756 | 60.000 | 0.000 | 0.000 | 0.000 | 31.662 | 13120.130 | 10091.171 |
| 12-2030 | 6.572 | 6.215 | 60.000 | 0.000 | 0.000 | 0.000 | 24.329 | 13144.459 | 10095.354 |
| 12-2031 | 6.046 | 5.718 | 60.000 | 0.000 | 0.000 | 0.000 | 17.583 | 13162.042 | 10098.104 |
| S TOT | 1201.306 | 926.211 | 5042.417 | 0.000 | 0.000 | 0.000 | 13162.042 | 13162.042 | 10098.104 |
| AFTER | 13.474 | 12.743 | 155.000 | 0.000 | 0.000 | 0.000 | 17.894 | 13179.935 | 10100.563 |
| TOTAL | 1214.780 | 938.955 | 5197.417 | 0.000 | 0.000 | 0.000 | 13179.936 | 13179.935 | 10100.563 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 17.0 | 1.0 |
| GROSS ULT., MB & MMF | 731.585 | 909.659 |
| GROSS CUM., MB & MMF | 450.302 | 413.147 |
| GROSS RES., MB & MMF | 281.283 | 496.512 |
| NET RES., MB & MMF | 213.901 | 148.077 |
| NET REVENUE, M$ | 18857.498 | 588.056 |
| INITIAL PRICE, $ | 88.160 | 3.955 |
| INITIAL N.I., PCT. | 79.087 | 51.473 |

| | |
|---|---|
| LIFE, YRS. | 22.58 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 92.560 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 11379.855 |
| 9.00 | 10325.952 |
| 10.00 | 10100.564 |
| 12.00 | 9686.638 |
| 15.00 | 9143.685 |
| 20.00 | 8399.208 |
| 40.00 | 6547.771 |
| 60.00 | 5536.800 |
| 120.00 | 4089.582 |
| 240.00 | 3039.067 |

RECOVERY ENERGY
PROVED DEVELOPED NON-PRODUCING R
NON ESCALATED SEC PRICES
AS OF 12/31/2012

DATE : 03/05/2012
TIME : 13:57:38
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 19.298 | 0.000 | 0.627 | 0.000 | 88.160 | 0.000 | 55.293 | 0.000 | 55.293 |
| 12-2013 | 8.581 | 0.000 | 0.279 | 0.000 | 88.160 | 0.000 | 24.588 | 0.000 | 24.588 |
| 12-2014 | 5.368 | 0.000 | 0.174 | 0.000 | 88.160 | 0.000 | 15.381 | 0.000 | 15.381 |
| 12-2015 | 3.916 | 0.000 | 0.127 | 0.000 | 88.160 | 0.000 | 11.220 | 0.000 | 11.220 |
| 12-2016 | 3.085 | 0.000 | 0.100 | 0.000 | 88.160 | 0.000 | 8.838 | 0.000 | 8.838 |
| 12-2017 | 2.545 | 0.000 | 0.083 | 0.000 | 88.160 | 0.000 | 7.292 | 0.000 | 7.292 |
| 12-2018 | 2.166 | 0.000 | 0.070 | 0.000 | 88.160 | 0.000 | 6.207 | 0.000 | 6.207 |
| 12-2019 | 1.886 | 0.000 | 0.061 | 0.000 | 88.160 | 0.000 | 5.404 | 0.000 | 5.404 |
| 12-2020 | 1.670 | 0.000 | 0.054 | 0.000 | 88.160 | 0.000 | 4.785 | 0.000 | 4.785 |
| 12-2021 | 1.498 | 0.000 | 0.049 | 0.000 | 88.160 | 0.000 | 4.293 | 0.000 | 4.293 |
| 12-2022 | 1.359 | 0.000 | 0.044 | 0.000 | 88.160 | 0.000 | 3.893 | 0.000 | 3.893 |
| 12-2023 | 1.243 | 0.000 | 0.040 | 0.000 | 88.160 | 0.000 | 3.561 | 0.000 | 3.561 |
| 12-2024 | 1.143 | 0.000 | 0.037 | 0.000 | 88.160 | 0.000 | 3.274 | 0.000 | 3.274 |
| 12-2025 | 1.051 | 0.000 | 0.034 | 0.000 | 88.160 | 0.000 | 3.012 | 0.000 | 3.012 |
| 12-2026 | 0.331 | 0.000 | 0.011 | 0.000 | 88.160 | 0.000 | 0.950 | 0.000 | 0.950 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 3.742 | 3.539 | 0.000 | 0.000 | 0.000 | 0.000 | 48.013 | 48.013 | 46.035 |
| 12-2013 | 1.664 | 1.574 | 0.000 | 0.000 | 0.000 | 0.000 | 21.350 | 69.363 | 64.634 |
| 12-2014 | 1.041 | 0.984 | 0.000 | 0.000 | 0.000 | 0.000 | 13.356 | 82.719 | 75.192 |
| 12-2015 | 0.759 | 0.718 | 0.000 | 0.000 | 0.000 | 0.000 | 9.743 | 92.462 | 82.189 |
| 12-2016 | 0.598 | 0.566 | 0.000 | 0.000 | 0.000 | 0.000 | 7.674 | 100.136 | 87.197 |
| 12-2017 | 0.493 | 0.467 | 0.000 | 0.000 | 0.000 | 0.000 | 6.332 | 106.468 | 90.952 |
| 12-2018 | 0.420 | 0.397 | 0.000 | 0.000 | 0.000 | 0.000 | 5.390 | 111.857 | 93.857 |
| 12-2019 | 0.366 | 0.346 | 0.000 | 0.000 | 0.000 | 0.000 | 4.692 | 116.550 | 96.156 |
| 12-2020 | 0.324 | 0.306 | 0.000 | 0.000 | 0.000 | 0.000 | 4.155 | 120.704 | 98.007 |
| 12-2021 | 0.291 | 0.275 | 0.000 | 0.000 | 0.000 | 0.000 | 3.728 | 124.432 | 99.516 |
| 12-2022 | 0.263 | 0.249 | 0.000 | 0.000 | 0.000 | 0.000 | 3.380 | 127.812 | 100.760 |
| 12-2023 | 0.241 | 0.228 | 0.000 | 0.000 | 0.000 | 0.000 | 3.092 | 130.904 | 101.794 |
| 12-2024 | 0.222 | 0.210 | 0.000 | 0.000 | 0.000 | 0.000 | 2.843 | 133.747 | 102.659 |
| 12-2025 | 0.204 | 0.193 | 0.000 | 0.000 | 0.000 | 0.000 | 2.616 | 136.363 | 103.382 |
| 12-2026 | 0.064 | 0.061 | 0.000 | 0.000 | 0.000 | 0.000 | 0.825 | 137.188 | 103.596 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 103.596 |
| TOTAL | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 55.141 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 55.141 | 0.000 |
| NET RES., MB & MMF | 1.792 | 0.000 |
| NET REVENUE, M$ | 157.991 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 3.250 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 14.33 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 0.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 117.336 |
| 9.00 | 105.988 |
| 10.00 | 103.596 |
| 12.00 | 99.239 |
| 15.00 | 93.600 |
| 20.00 | 86.017 |
| 40.00 | 67.878 |
| 60.00 | 58.273 |
| 120.00 | 44.447 |
| 240.00 | 33.944 |

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 71.452 | 0.000 | 56.512 | 0.000 | 88.160 | 0.000 | 4982.078 | 0.000 | 4982.078 |
| 12-2013 | 89.769 | 0.000 | 68.915 | 0.000 | 88.160 | 0.000 | 6075.512 | 0.000 | 6075.512 |
| 12-2014 | 61.860 | 0.000 | 47.755 | 0.000 | 88.160 | 0.000 | 4210.124 | 0.000 | 4210.124 |
| 12-2015 | 47.262 | 0.000 | 36.641 | 0.000 | 88.160 | 0.000 | 3230.260 | 0.000 | 3230.260 |
| 12-2016 | 38.375 | 0.000 | 29.848 | 0.000 | 88.160 | 0.000 | 2631.426 | 0.000 | 2631.426 |
| 12-2017 | 32.422 | 0.000 | 25.284 | 0.000 | 88.160 | 0.000 | 2229.042 | 0.000 | 2229.042 |
| 12-2018 | 28.145 | 0.000 | 21.995 | 0.000 | 88.160 | 0.000 | 1939.068 | 0.000 | 1939.068 |
| 12-2019 | 24.907 | 0.000 | 19.497 | 0.000 | 88.160 | 0.000 | 1718.837 | 0.000 | 1718.837 |
| 12-2020 | 19.431 | 0.000 | 15.314 | 0.000 | 88.160 | 0.000 | 1350.046 | 0.000 | 1350.046 |
| 12-2021 | 14.178 | 0.000 | 11.085 | 0.000 | 88.160 | 0.000 | 977.267 | 0.000 | 977.267 |
| 12-2022 | 10.676 | 0.000 | 8.263 | 0.000 | 88.160 | 0.000 | 728.468 | 0.000 | 728.468 |
| 12-2023 | 8.969 | 0.000 | 6.945 | 0.000 | 88.160 | 0.000 | 612.239 | 0.000 | 612.239 |
| 12-2024 | 7.761 | 0.000 | 6.010 | 0.000 | 88.160 | 0.000 | 529.833 | 0.000 | 529.833 |
| 12-2025 | 7.235 | 0.000 | 5.600 | 0.000 | 88.160 | 0.000 | 493.686 | 0.000 | 493.686 |
| 12-2026 | 6.761 | 0.000 | 5.231 | 0.000 | 88.160 | 0.000 | 461.142 | 0.000 | 461.142 |
| 12-2027 | 6.333 | 0.000 | 4.897 | 0.000 | 88.160 | 0.000 | 431.713 | 0.000 | 431.713 |
| 12-2028 | 5.945 | 0.000 | 4.594 | 0.000 | 88.160 | 0.000 | 405.001 | 0.000 | 405.001 |
| 12-2029 | 5.591 | 0.000 | 4.318 | 0.000 | 88.160 | 0.000 | 380.680 | 0.000 | 380.680 |
| 12-2030 | 5.269 | 0.000 | 4.066 | 0.000 | 88.160 | 0.000 | 358.475 | 0.000 | 358.475 |
| 12-2031 | 4.974 | 0.000 | 3.836 | 0.000 | 88.160 | 0.000 | 338.153 | 0.000 | 338.153 |
| S TOT | 497.315 | 0.000 | 386.604 | 0.000 | 88.160 | 0.000 | 34083.051 | 0.000 | 34083.051 |
| AFTER | 7.764 | 0.000 | 5.940 | 0.000 | 88.160 | 0.000 | 523.683 | 0.000 | 523.683 |
| TOTAL | 505.079 | 0.000 | 392.545 | 0.000 | 88.160 | 0.000 | 34606.734 | 0.000 | 34606.734 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 123.617 | 168.454 | 312.750 | 0.000 | 0.000 | 8480.500 | -4103.242 | -4103.242 | -4012.474 |
| 12-2013 | 191.300 | 233.988 | 479.250 | 0.000 | 0.000 | 0.000 | 5170.975 | 1067.733 | 488.046 |
| 12-2014 | 125.239 | 156.986 | 479.250 | 0.000 | 0.000 | 0.000 | 3448.648 | 4516.381 | 3213.890 |
| 12-2015 | 91.505 | 117.219 | 479.250 | 0.000 | 0.000 | 0.000 | 2542.286 | 7058.667 | 5039.619 |
| 12-2016 | 71.549 | 93.381 | 479.250 | 0.000 | 0.000 | 0.000 | 1987.247 | 9045.914 | 6336.544 |
| 12-2017 | 58.564 | 77.662 | 479.250 | 0.000 | 0.000 | 0.000 | 1613.567 | 10659.480 | 7293.632 |
| 12-2018 | 49.502 | 66.542 | 479.250 | 0.000 | 0.000 | 0.000 | 1343.774 | 12003.254 | 8018.118 |
| 12-2019 | 42.833 | 58.247 | 479.250 | 0.000 | 0.000 | 0.000 | 1138.507 | 13141.761 | 8576.071 |
| 12-2020 | 33.940 | 45.959 | 432.000 | 0.000 | 0.000 | 0.000 | 838.147 | 13979.908 | 8950.422 |
| 12-2021 | 25.407 | 33.860 | 391.500 | 0.000 | 0.000 | 0.000 | 526.500 | 14506.408 | 9164.082 |
| 12-2022 | 19.582 | 25.693 | 270.000 | 0.000 | 0.000 | 0.000 | 413.193 | 14919.601 | 9316.208 |
| 12-2023 | 13.907 | 19.797 | 238.500 | 0.000 | 0.000 | 0.000 | 340.036 | 15259.637 | 9430.125 |
| 12-2024 | 10.279 | 15.895 | 216.000 | 0.000 | 0.000 | 0.000 | 287.659 | 15547.296 | 9517.636 |
| 12-2025 | 9.578 | 14.811 | 216.000 | 0.000 | 0.000 | 0.000 | 253.298 | 15800.594 | 9587.690 |
| 12-2026 | 8.946 | 13.834 | 216.000 | 0.000 | 0.000 | 0.000 | 222.362 | 16022.956 | 9643.599 |
| 12-2027 | 8.375 | 12.951 | 216.000 | 0.000 | 0.000 | 0.000 | 194.386 | 16217.342 | 9688.033 |
| 12-2028 | 7.857 | 12.150 | 216.000 | 0.000 | 0.000 | 0.000 | 168.994 | 16386.336 | 9723.152 |
| 12-2029 | 7.385 | 11.420 | 216.000 | 0.000 | 0.000 | 0.000 | 145.874 | 16532.211 | 9750.713 |
| 12-2030 | 6.954 | 10.754 | 216.000 | 0.000 | 0.000 | 0.000 | 124.766 | 16656.977 | 9772.144 |
| 12-2031 | 6.560 | 10.145 | 216.000 | 0.000 | 0.000 | 0.000 | 105.449 | 16762.426 | 9788.612 |
| S TOT | 912.878 | 1199.748 | 6727.500 | 0.000 | 0.000 | 8480.500 | 16762.426 | 16762.426 | 9788.612 |
| AFTER | 10.159 | 15.710 | 342.000 | 0.000 | 0.000 | 0.000 | 155.813 | 16918.238 | 9809.886 |
| TOTAL | 923.037 | 1215.458 | 7069.500 | 0.000 | 0.000 | 8480.500 | 16918.238 | 16918.238 | 9809.886 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 9.0 | 0.0 |
| GROSS ULT., MB & MMF | 505.079 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 505.079 | 0.000 |
| NET RES., MB & MMF | 392.545 | 0.000 |
| NET REVENUE, M$ | 34606.730 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 79.091 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 22.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.79 |
| DISCOUNTED PAYOUT, YRS. | 1.89 |
| UNDISCOUNTED NET/INVEST. | 2.99 |
| DISCOUNTED NET/INVEST. | 2.20 |
| RATE-OF-RETURN, PCT. | 81.33 |
| INITIAL W.I., PCT. | 98.105 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 12666.878 |
| 9.00 | 10302.962 |
| 10.00 | 9809.884 |
| 12.00 | 8916.126 |
| 15.00 | 7767.521 |
| 20.00 | 6238.650 |
| 40.00 | 2703.976 |
| 60.00 | 979.477 |
| 120.00 | -1123.306 |
| 240.00 | -2273.849 |

RECOVERY ENERGY
TOTAL PROVED RESERVES
NON ESCALATED SEC PRICES
AS OF 12/31/2012

DATE : 03/05/2012
TIME : 13:57:39
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 168.234 | 140.464 | 115.359 | 40.752 | 88.160 | 3.963 | 10170.062 | 161.506 | 10643.938 |
| 12-2013 | 148.256 | 101.618 | 106.599 | 29.714 | 88.160 | 3.965 | 9397.746 | 117.832 | 9740.484 |
| 12-2014 | 100.433 | 73.558 | 72.972 | 21.697 | 88.160 | 3.968 | 6433.220 | 86.095 | 6681.248 |
| 12-2015 | 75.746 | 53.281 | 55.381 | 15.868 | 88.160 | 3.971 | 4882.396 | 63.009 | 5061.997 |
| 12-2016 | 59.546 | 38.621 | 43.835 | 11.624 | 88.160 | 3.974 | 3864.463 | 46.195 | 3994.604 |
| 12-2017 | 48.681 | 28.017 | 35.935 | 8.532 | 88.160 | 3.977 | 3168.044 | 33.933 | 3262.418 |
| 12-2018 | 41.415 | 20.343 | 30.692 | 6.274 | 88.160 | 3.981 | 2705.800 | 24.978 | 2774.295 |
| 12-2019 | 35.916 | 14.786 | 26.670 | 4.624 | 88.160 | 3.985 | 2351.268 | 18.428 | 2401.028 |
| 12-2020 | 28.918 | 10.758 | 21.468 | 3.416 | 88.160 | 3.989 | 1892.608 | 13.628 | 1928.795 |
| 12-2021 | 21.535 | 7.837 | 15.718 | 2.530 | 88.160 | 3.994 | 1385.715 | 10.105 | 1412.063 |
| 12-2022 | 17.011 | 5.717 | 12.204 | 1.879 | 88.160 | 3.998 | 1075.924 | 7.513 | 1095.132 |
| 12-2023 | 14.478 | 0.532 | 10.342 | 0.410 | 88.160 | 4.150 | 911.791 | 1.702 | 913.493 |
| 12-2024 | 12.640 | 0.432 | 8.985 | 0.333 | 88.160 | 4.150 | 792.109 | 1.382 | 793.491 |
| 12-2025 | 11.577 | 0.351 | 8.220 | 0.270 | 88.160 | 4.150 | 724.651 | 1.122 | 725.773 |
| 12-2026 | 9.971 | 0.196 | 7.501 | 0.151 | 88.160 | 4.150 | 661.274 | 0.628 | 661.903 |
| 12-2027 | 8.677 | 0.000 | 6.730 | 0.000 | 88.160 | 0.000 | 593.280 | 0.000 | 593.280 |
| 12-2028 | 7.635 | 0.000 | 5.895 | 0.000 | 88.160 | 0.000 | 519.742 | 0.000 | 519.742 |
| 12-2029 | 7.147 | 0.000 | 5.515 | 0.000 | 88.160 | 0.000 | 486.241 | 0.000 | 486.241 |
| 12-2030 | 6.700 | 0.000 | 5.168 | 0.000 | 88.160 | 0.000 | 455.591 | 0.000 | 455.591 |
| 12-2031 | 6.290 | 0.000 | 4.849 | 0.000 | 88.160 | 0.000 | 427.501 | 0.000 | 427.501 |
| S TOT | 830.806 | 496.512 | 600.039 | 148.077 | 88.160 | 3.971 | 52899.434 | 588.056 | 54573.020 |
| AFTER | 10.697 | 0.000 | 8.199 | 0.000 | 88.160 | 0.000 | 722.794 | 0.000 | 722.794 |
| TOTAL | 841.503 | 496.512 | 608.237 | 148.077 | 88.160 | 3.971 | 53622.223 | 588.056 | 55295.812 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 451.769 | 427.475 | 1240.716 | 0.000 | 0.000 | 8480.500 | 43.478 | 43.478 | -39.644 |
| 12-2013 | 406.600 | 397.060 | 1285.268 | 0.000 | 0.000 | 0.000 | 7651.555 | 7695.033 | 6619.424 |
| 12-2014 | 277.090 | 267.819 | 1040.566 | 0.000 | 0.000 | 0.000 | 5095.773 | 12790.806 | 10647.409 |
| 12-2015 | 204.344 | 199.001 | 954.280 | 0.000 | 0.000 | 0.000 | 3704.372 | 16495.178 | 13308.114 |
| 12-2016 | 154.366 | 152.971 | 847.254 | 0.000 | 0.000 | 0.000 | 2840.013 | 19335.189 | 15161.690 |
| 12-2017 | 120.733 | 122.263 | 744.000 | 0.000 | 0.000 | 0.000 | 2275.424 | 21610.613 | 16511.592 |
| 12-2018 | 98.966 | 103.274 | 699.620 | 0.000 | 0.000 | 0.000 | 1872.436 | 23483.051 | 17521.135 |
| 12-2019 | 82.561 | 89.466 | 670.559 | 0.000 | 0.000 | 0.000 | 1558.442 | 25041.492 | 18285.021 |
| 12-2020 | 67.462 | 73.020 | 621.609 | 0.000 | 0.000 | 0.000 | 1166.705 | 26208.195 | 18805.855 |
| 12-2021 | 49.918 | 53.648 | 524.885 | 0.000 | 0.000 | 0.000 | 783.612 | 26991.809 | 19123.717 |
| 12-2022 | 40.142 | 42.659 | 397.504 | 0.000 | 0.000 | 0.000 | 614.827 | 27606.637 | 19350.137 |
| 12-2023 | 30.155 | 34.738 | 350.238 | 0.000 | 0.000 | 0.000 | 498.362 | 28104.998 | 19517.080 |
| 12-2024 | 24.634 | 29.148 | 327.738 | 0.000 | 0.000 | 0.000 | 411.971 | 28516.971 | 19642.445 |
| 12-2025 | 22.345 | 26.642 | 327.738 | 0.000 | 0.000 | 0.000 | 349.049 | 28866.020 | 19739.012 |
| 12-2026 | 19.970 | 24.342 | 325.092 | 0.000 | 0.000 | 0.000 | 292.499 | 29158.518 | 19812.586 |
| 12-2027 | 17.537 | 22.044 | 308.850 | 0.000 | 0.000 | 0.000 | 244.849 | 29403.365 | 19868.570 |
| 12-2028 | 15.622 | 19.493 | 276.000 | 0.000 | 0.000 | 0.000 | 208.627 | 29611.994 | 19911.930 |
| 12-2029 | 14.529 | 18.176 | 276.000 | 0.000 | 0.000 | 0.000 | 177.536 | 29789.529 | 19945.477 |
| 12-2030 | 13.527 | 16.970 | 276.000 | 0.000 | 0.000 | 0.000 | 149.095 | 29938.623 | 19971.090 |
| 12-2031 | 12.607 | 15.863 | 276.000 | 0.000 | 0.000 | 0.000 | 123.031 | 30061.656 | 19990.309 |
| S TOT | 2124.875 | 2136.071 | 11769.917 | 0.000 | 0.000 | 8480.500 | 30061.656 | 30061.656 | 19990.309 |
| AFTER | 23.634 | 28.454 | 497.000 | 0.000 | 0.000 | 0.000 | 173.706 | 30235.361 | 20014.039 |
| TOTAL | 2148.509 | 2164.524 | 12266.917 | 0.000 | 0.000 | 8480.500 | 30235.361 | 30235.361 | 20014.039 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 27.0 | 1.0 |
| GROSS ULT., MB & MMF | 1291.806 | 909.659 |
| GROSS CUM., MB & MMF | 450.302 | 413.147 |
| GROSS RES., MB & MMF | 841.503 | 496.512 |
| NET RES., MB & MMF | 608.237 | 148.077 |
| NET REVENUE, M$ | 53622.223 | 588.056 |
| INITIAL PRICE, $ | 88.160 | 3.955 |
| INITIAL N.I., PCT. | 79.087 | 51.473 |

| | |
|---|---|
| LIFE, YRS. | 22.58 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.99 |
| DISCOUNTED PAYOUT, YRS. | 1.01 |
| UNDISCOUNTED NET/INVEST. | 4.57 |
| DISCOUNTED NET/INVEST. | 3.45 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 84.027 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 24164.068 |
| 9.00 | 20734.902 |
| 10.00 | 20014.045 |
| 12.00 | 18702.004 |
| 15.00 | 17004.807 |
| 20.00 | 14723.876 |
| 40.00 | 9319.626 |
| 60.00 | 6574.550 |
| 120.00 | 3010.724 |
| 240.00 | 799.162 |

Summary One-Line Presentation
Well Information

# RECOVERY ENERGY
## ESTIMATED PROVED RESERVES AS OF DECEMBER 31, 2011
## SORTED BY CATEGORY AND RANKED BY API VALUE

| API | Reserve Category | Reserve Class | Lease | Field | Redervoir | Operator | County | State | Major | Start Date | Program Interest Working Interest | Program Interest Revenue Interest |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **1PDP = Proved Developed Production** | | | | | | | | | | | | |
| 05001088980000 | 1PDP | 1PROVED | CIMYOTTE #6-21 | TRAPPER | D SAND | RECOVERY ENERGY INCORPORATED | ADAMS | CO | OIL | | 94.5000% | 77.0800% |
| 05005071280000 | 1PDP | 1PROVED | STATE-BRADBURY 13-36 | PEACE PIPE | J SAND | RECOVERY ENERGY INCORPORATED | ARAPAHOE | CO | GAS | | 62.5000% | 48.1250% |
| 05121083670000 | 1PDP | 1PROVED | LEO PEIPER #1&3 | RED CLOUD | J SAND | RECOVERY ENERGY INCORPORATED | WASHINGTON | CO | OIL | | 100.0000% | 78.0000% |
| 26007218870000 | 1PDP | 1PROVED | PALM EGLE | ALBIN WEST | J SAND | RECOVERY ENERGY INCORPORATED | BANNER | NE | OIL | | 100.0000% | 82.5000% |
| 26007218980000 | 1PDP | 1PROVED | PALM | ALBIN WEST | J SAND | RECOVERY ENERGY INCORPORATED | BANNER | NE | OIL | | 100.0000% | 82.5000% |
| 26105226250000 | 1PDP | 1PROVED | WILKE | DILL EAST | J SAND | RECOVERY ENERGY INCORPORATED | KIMBALL | NE | OIL | | 87.5000% | 68.2500% |
| 26105226450000 | 1PDP | 1PROVED | LUKASSEN | CABLE | J SAND | RECOVERY ENERGY INCORPORATED | KIMBALL | NE | OIL | | 100.0000% | 78.0000% |
| 49021205940000 | 1PDP | 1Proved | OLIVERIUS 42-33 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 100.0000% | 77.0000% |
| 49021205950000 | 1PDP | 1PROVED | WENZEL 12-34 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 100.0000% | 77.0000% |
| 49021205960000 | 1PDP | 1PROVED | OLIVERIUS 41-33 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 100.0000% | 77.0000% |
| 49021206080000 | 1PDP | 1PROVED | HOLGERSON 33A-33 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 100.0000% | 77.0000% |
| 49021206590000 | 1PDP | 1PROVED | MALM 42-34 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 74.0000% | 56.9800% |
| 49021207300000 | 1PDP | 1PROVED | ANDERSON 21-34 | UNNAMED | J SAND | RECOVERY ENERGY INCORPORATED | LARAMIE | WY | OIL | | 74.0000% | 56.9800% |
| **2PNP = Proved Non-Producing** | | | | | | | | | | | | |
| | 2PNP | 1PROVED | FORNSTROMS 33-32 | UNNAMED | J SAND | BEAR OIL AND GAS | LARAMIE | WY | OIL | | 0.0000% | 3.2500% |
| **3PUD = Proved Undeveloped** | | | | | | | | | | | | |
| | 3PUD | 1PROVED | LUKASSEN 41-18 | TERRESTRIAL | WYKERT SAND | RECOVERY ENERGY INCORPORATED | BANNER | NE | OIL | 12/2012 | 100.0000% | 75.0000% |
| | 3PUD | 1PROVED | LUKASSEN 42-7 | TERRESTRIAL | WYKERT SAND | RECOVERY ENERGY INCORPORATED | BANNER | NE | OIL | 11/2012 | 100.0000% | 75.0000% |
| | 3PUD | 1PROVED | LARSON 24-20 | | J-Sand | RECOVERY ENERGY COMPANY | KIMBALL | NE | OIL | 01/2013 | 100.0000% | 80.0000% |
| | 3PUD | 1PROVED | MALM 32-34 | ALBIN WEST | J-Sand | RECOVERY ENERGY COMPANY | BANNER | NE | OIL | 08/2012 | 100.0000% | 79.0000% |
| | 3PUD | 1PROVED | OLIVERIUS 32-33 | State Line | J-Sand | RECOVERY ENERGY COMPANY | LARAMIE | NE | OIL | 10/2012 | 100.0000% | 77.0000% |
| | 3PUD | 1PROVED | PALM 42-20 | Albin West | J-Sand | RECOVERY ENERGY COMPANY | BANNER | NE | OIL | 07/2012 | 100.0000% | 82.5000% |
| | 3PUD | 1PROVED | VRTAKO 12-1 | | J-Sand | RECOVERY ENERGY COMPANY | BANNER | NE | OIL | 02/2013 | 100.0000% | 87.5000% |
| | 3PUD | 1PROVED | VRTATKO 44-22 | | J-Sand | RECOVERY ENERGY COMPANY | BANNER | NE | OIL | 03/2013 | 100.0000% | 77.5000% |
| | 3PUD | 1PROVED | WILKE 43-5 | Wilke | J-Sand | RECOVERY ENERGY COMPANY | KIIMBALL | NE | OIL | 09/2012 | 87.5000% | 68.2500% |

# Summary One-Line Presentation
# Reserves and Revenues by Reserve Category

# RECOVERY ENERGY
## ESTIMATED PROVED RESERVES AS OF DECEMBER 31, 2011
## SORTED BY CATEGORY AND RANKED BY STATE, FIELD AND LEASE

| Reserve Category | Field | Lease | County | State | Gross Oil Reserves (MBbls) | Gross Gas (MMcf) | Net Oil Reserves (MBbls) | Net Gas (MMcf) | Total Revenue (M$) | Sev Tax (M$) | Ad Val Tax (M$) | Direct Op Exp (M$) | Total Op Exp (M$) | Operating Revenue (M$) | Total Invest (M$) | Future Cash Flow Undisc (M$) | Future Cash Flow Disc @10% (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **1PDP = Proved Developed Production** | | | | | | | | | | | | | | | | | |
| 1PDP | PEACE PIPE | STATE-BRADBURY 13-36 | ARAPAHOE | CO | 7 | 470 | 3 | 128 | 1,887 | 0 | 189 | 359 | 548 | 1,340 | 0 | 1,340 | 1,082 |
| 1PDP | RED CLOUD | LEO PEIPER #1&3 | WASHINGTON | CO | 4 | 0 | 3 | 0 | 285 | 0 | 23 | 156 | 179 | 106 | 0 | 106 | 88 |
| 1PDP | TRAPPER | CIMYOTTE #6-21 | ADAMS | CO | 10 | 27 | 8 | 21 | 791 | 0 | 78 | 116 | 194 | 597 | 0 | 597 | 442 |
| 1PDP | ALBIN WEST | PALM | BANNER | NE | 6 | 0 | 5 | 0 | 446 | 13 | 9 | 255 | 277 | 169 | 0 | 169 | 162 |
| 1PDP | ALBIN WEST | PALM EGLE | BANNER | NE | 53 | 0 | 43 | 0 | 3,830 | 115 | 74 | 690 | 879 | 2,951 | 0 | 2,951 | 2,122 |
| 1PDP | CABLE | LUKASSEN | KIMBALL | NE | 5 | 0 | 4 | 0 | 365 | 11 | 7 | 280 | 298 | 67 | 0 | 67 | 74 |
| 1PDP | DILL EAST | WILKE | KIMBALL | NE | 13 | 0 | 9 | 0 | 810 | 24 | 16 | 473 | 513 | 297 | 0 | 297 | 279 |
| 1PDP | UNNAMED | ANDERSON 21-34 | LARAMIE | WY | 7 | 0 | 4 | 0 | 373 | 24 | 25 | 181 | 230 | 143 | 0 | 143 | 130 |
| 1PDP | UNNAMED | HOLGERSON 33A-33 | LARAMIE | WY | 7 | 0 | 6 | 0 | 491 | 31 | 33 | 215 | 280 | 211 | 0 | 211 | 194 |
| 1PDP | UNNAMED | MALM 42-34 | LARAMIE | WY | 7 | 0 | 4 | 0 | 332 | 21 | 22 | 278 | 321 | 11 | 0 | 11 | 28 |
| 1PDP | UNNAMED | OLIVERIUS 41-33 | LARAMIE | WY | 15 | 0 | 12 | 0 | 1,043 | 67 | 71 | 545 | 682 | 360 | 0 | 360 | 292 |
| 1PDP | UNNAMED | OLIVERIUS 42-33 | LARAMIE | WY | 13 | 0 | 10 | 0 | 912 | 58 | 62 | 295 | 415 | 497 | 0 | 497 | 444 |
| 1PDP | UNNAMED | WENZEL 12-34 | LARAMIE | WY | 132 | 0 | 102 | 0 | 8,965 | 574 | 607 | 1,355 | 2,535 | 6,430 | 0 | 6,430 | 4,763 |
| | | **1PDP = Proved Developed Production Totals:** | | | **281** | **497** | **214** | **148** | **20,531** | **939** | **1,215** | **5,197** | **7,351** | **13,180** | **0** | **13,180** | **10,101** |
| **2PNP = Proved Non-Producing** | | | | | | | | | | | | | | | | | |
| 2PNP | UNNAMED | FORNSTROMS 33-32 | LARAMIE | WY | 55 | 0 | 2 | 0 | 158 | 10 | 11 | 0 | 21 | 137 | 0 | 137 | 104 |
| | | **2PNP = Proved Non-Producing Totals:** | | | **55** | **0** | **2** | **0** | **158** | **10** | **11** | **0** | **21** | **137** | **0** | **137** | **104** |
| **3PUD = Proved Undeveloped** | | | | | | | | | | | | | | | | | |
| 3PUD | | LARSON 24-20 | KIMBALL | NE | 44 | 0 | 36 | 0 | 3,134 | 94 | 61 | 527 | 681 | 2,453 | 850 | 1,603 | 1,022 |
| 3PUD | | VRTAKO 12-1 | BANNER | NE | 45 | 0 | 39 | 0 | 3,433 | 103 | 67 | 531 | 701 | 2,732 | 825 | 1,907 | 1,255 |
| 3PUD | | VRTATKO 44-22 | BANNER | NE | 44 | 0 | 34 | 0 | 3,031 | 91 | 59 | 522 | 672 | 2,360 | 802 | 1,558 | 1,001 |
| 3PUD | ALBIN WEST | MALM 32-34 | BANNER | NE | 59 | 0 | 47 | 0 | 4,133 | 124 | 80 | 1,143 | 1,347 | 2,786 | 858 | 1,928 | 1,106 |
| 3PUD | Albin West | PALM 42-20 | BANNER | NE | 53 | 0 | 44 | 0 | 3,846 | 115 | 75 | 1,148 | 1,337 | 2,508 | 853 | 1,655 | 853 |
| 3PUD | State Line | OLIVERIUS 32-33 | LARAMIE | NE | 77 | 0 | 59 | 0 | 5,213 | 334 | 353 | 576 | 1,262 | 3,951 | 858 | 3,093 | 2,209 |
| 3PUD | TERRESTRIAL | LUKASSEN 41-18 | BANNER | NE | 69 | 0 | 52 | 0 | 4,556 | 137 | 88 | 1,139 | 1,364 | 3,192 | 1,355 | 1,837 | 630 |
| 3PUD | TERRESTRIAL | LUKASSEN 42-7 | BANNER | NE | 69 | 0 | 52 | 0 | 4,556 | 137 | 88 | 1,139 | 1,364 | 3,192 | 1,355 | 1,837 | 635 |
| 3PUD | Wilke | WILKE 43-5 | KIIMBALL | NE | 45 | 0 | 31 | 0 | 2,705 | 81 | 52 | 347 | 480 | 2,224 | 725 | 1,500 | 1,098 |
| | | **3PUD = Proved Undeveloped Totals:** | | | **505** | **0** | **393** | **0** | **34,607** | **1,215** | **923** | **7,070** | **9,208** | **25,399** | **8,481** | **16,918** | **9,810** |

| | Gross Oil Reserves (MBbls) | Gross Gas (MMcf) | Net Oil Reserves (MBbls) | Net Gas (MMcf) | Total Revenue (M$) | Sev Tax (M$) | Ad Val Tax (M$) | Direct Op Exp (M$) | Total Op Exp (M$) | Operating Revenue (M$) | Total Invest (M$) | Future Cash Flow Undisc (M$) | Future Cash Flow Disc @10% (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Total All Categorues** | **842** | **497** | **608** | **148** | **55,296** | **2,165** | **2,149** | **12,267** | **16,580** | **38,716** | **8,481** | **30,235** | **20,014** |

Ralph E. Davis Associates, Inc.
Texas Registered Engineering Firm F-1529

Reserves Category by PV 10% Discount Ranking

# Summary One-Line Presentation
# Reserves Category by PV 10% Discount Ranking

# RECOVERY ENERGY
## ESTIMATED PROVED RESERVES AS OF DECEMBER 31, 2011
## SORTED BY CATEGORY AND RANKED BY PV10 VALUE

| Reserve Category | Field | Lease | County | State | Gross Oil Reserves (MBbls) | Gross Gas (MMcf) | Net Oil Reserves (MBbls) | Net Gas (MMcf) | Total Revenue (M$) | Sev Tax (M$) | Ad Val Tax (M$) | Direct Op Exp (M$) | Total Op Exp (M$) | Operating Revenue (M$) | Total Invest (M$) | Future Cash Flow Undisc (M$) | Future Cash Flow Disc @10% (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1PDP = Proved Developed Production | | | | | | | | | | | | | | | | | |
| 1PDP | UNNAMED | WENZEL 12-34 | LARAMIE | WY | 132 | 0 | 102 | 0 | 8,965 | 574 | 607 | 1,355 | 2,535 | 6,430 | 0 | 6,430 | 4,763 |
| 1PDP | ALBIN WEST | PALM EGLE | BANNER | NE | 53 | 0 | 43 | 0 | 3,830 | 115 | 74 | 690 | 879 | 2,951 | 0 | 2,951 | 2,122 |
| 1PDP | PEACE PIPE | STATE-BRADBURY 13-36 | ARAPAHOE | CO | 7 | 470 | 3 | 128 | 1,887 | 0 | 189 | 359 | 548 | 1,340 | 0 | 1,340 | 1,082 |
| 1PDP | UNNAMED | OLIVERIUS 42-33 | LARAMIE | WY | 13 | 0 | 10 | 0 | 912 | 58 | 62 | 295 | 415 | 497 | 0 | 497 | 444 |
| 1PDP | TRAPPER | CIMYOTTE #6-21 | ADAMS | CO | 10 | 27 | 8 | 21 | 791 | 0 | 78 | 116 | 194 | 597 | 0 | 597 | 442 |
| 1PDP | UNNAMED | OLIVERIUS 41-33 | LARAMIE | WY | 15 | 0 | 12 | 0 | 1,043 | 67 | 71 | 545 | 682 | 360 | 0 | 360 | 292 |
| 1PDP | DILL EAST | WILKE | KIMBALL | NE | 13 | 0 | 9 | 0 | 810 | 24 | 16 | 473 | 513 | 297 | 0 | 297 | 279 |
| 1PDP | UNNAMED | HOLGERSON 33A-33 | LARAMIE | WY | 7 | 0 | 6 | 0 | 491 | 31 | 33 | 215 | 280 | 211 | 0 | 211 | 194 |
| 1PDP | ALBIN WEST | PALM | BANNER | NE | 6 | 0 | 5 | 0 | 446 | 13 | 9 | 255 | 277 | 169 | 0 | 169 | 162 |
| 1PDP | UNNAMED | ANDERSON 21-34 | LARAMIE | WY | 7 | 0 | 4 | 0 | 373 | 24 | 25 | 181 | 230 | 143 | 0 | 143 | 130 |
| 1PDP | RED CLOUD | LEO PEIPER #1&3 | WASHINGTON | CO | 4 | 0 | 3 | 0 | 285 | 0 | 23 | 156 | 179 | 106 | 0 | 106 | 88 |
| 1PDP | CABLE | LUKASSEN | KIMBALL | NE | 5 | 0 | 4 | 0 | 365 | 11 | 7 | 280 | 298 | 67 | 0 | 67 | 74 |
| 1PDP | UNNAMED | MALM 42-34 | LARAMIE | WY | 7 | 0 | 4 | 0 | 332 | 21 | 22 | 278 | 321 | 11 | 0 | 11 | 28 |
| | | 1PDP = Proved Developed Production Totals: | | | 281 | 497 | 214 | 148 | 20,531 | 939 | 1,215 | 5,197 | 7,351 | 13,180 | 0 | 13,180 | 10,101 |
| 2PNP = Proved Non-Producing | | | | | | | | | | | | | | | | | |
| 2PNP | UNNAMED | FORNSTROMS 33-32 | LARAMIE | WY | 55 | 0 | 2 | 0 | 158 | 10 | 11 | 0 | 21 | 137 | 0 | 137 | 104 |
| | | 2PNP = Proved Non-Producing Totals: | | | 55 | 0 | 2 | 0 | 158 | 10 | 11 | 0 | 21 | 137 | 0 | 137 | 104 |
| 3PUD = Proved Undeveloped | | | | | | | | | | | | | | | | | |
| 3PUD | State Line | OLIVERIUS 32-33 | LARAMIE | NE | 77 | 0 | 59 | 0 | 5,213 | 334 | 353 | 576 | 1,262 | 3,951 | 858 | 3,093 | 2,209 |
| 3PUD | | VRTAKO 12-1 | BANNER | NE | 45 | 0 | 39 | 0 | 3,433 | 103 | 67 | 531 | 701 | 2,732 | 825 | 1,907 | 1,255 |
| 3PUD | ALBIN WEST | MALM 32-34 | BANNER | NE | 59 | 0 | 47 | 0 | 4,133 | 124 | 80 | 1,143 | 1,347 | 2,786 | 858 | 1,928 | 1,106 |
| 3PUD | Wilke | WILKE 43-5 | KIIMBALL | NE | 45 | 0 | 31 | 0 | 2,705 | 81 | 52 | 347 | 480 | 2,224 | 725 | 1,500 | 1,098 |
| 3PUD | | LARSON 24-20 | KIMBALL | NE | 44 | 0 | 36 | 0 | 3,134 | 94 | 61 | 527 | 681 | 2,453 | 850 | 1,603 | 1,022 |
| 3PUD | | VRTATKO 44-22 | BANNER | NE | 44 | 0 | 34 | 0 | 3,031 | 91 | 59 | 522 | 672 | 2,360 | 802 | 1,558 | 1,001 |
| 3PUD | Albin West | PALM 42-20 | BANNER | NE | 53 | 0 | 44 | 0 | 3,846 | 115 | 75 | 1,148 | 1,337 | 2,508 | 853 | 1,655 | 853 |
| 3PUD | TERRESTRIAL | LUKASSEN 42-7 | BANNER | NE | 69 | 0 | 52 | 0 | 4,556 | 137 | 88 | 1,139 | 1,364 | 3,192 | 1,355 | 1,837 | 635 |
| 3PUD | TERRESTRIAL | LUKASSEN 41-18 | BANNER | NE | 69 | 0 | 52 | 0 | 4,556 | 137 | 88 | 1,139 | 1,364 | 3,192 | 1,355 | 1,837 | 630 |
| | | 3PUD = Proved Undeveloped Totals: | | | 505 | 0 | 393 | 0 | 34,607 | 1,215 | 923 | 7,070 | 9,208 | 25,399 | 8,481 | 16,918 | 9,810 |

| | Gross Oil Reserves (MBbls) | Gross Gas (MMcf) | Net Oil Reserves (MBbls) | Net Gas (MMcf) | Total Revenue (M$) | Sev Tax (M$) | Ad Val Tax (M$) | Direct Op Exp (M$) | Total Op Exp (M$) | Operating Revenue (M$) | Total Invest (M$) | Future Cash Flow Undisc (M$) | Future Cash Flow Disc @10% (M$) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Total All Categorues | 842 | 497 | 608 | 148 | 55,296 | 2,165 | 2,149 | 12,267 | 16,580 | 38,716 | 8,481 | 30,235 | 20,014 |

Economic Cash Flow Presentations
Individual Wells for Producing Properties with Production Curves
Proved Developed Producing

RECOVERY ENERGY
PROVED DEVELOPED PRODUCING RESER
NON ESCALATED SEC PRICES
AS OF 12/31/2012

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

## R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 77.484 | 140.464 | 58.220 | 40.752 | 88.160 | 3.963 | 5132.690 | 161.506 | 5606.566 |
| 12-2013 | 49.906 | 101.618 | 37.405 | 29.714 | 88.160 | 3.965 | 3297.646 | 117.832 | 3640.384 |
| 12-2014 | 33.205 | 73.558 | 25.042 | 21.697 | 88.160 | 3.968 | 2207.715 | 86.095 | 2455.743 |
| 12-2015 | 24.567 | 53.281 | 18.613 | 15.868 | 88.160 | 3.971 | 1640.916 | 63.009 | 1820.516 |
| 12-2016 | 18.087 | 38.621 | 13.886 | 11.624 | 88.160 | 3.974 | 1224.199 | 46.195 | 1354.340 |
| 12-2017 | 13.714 | 28.017 | 10.568 | 8.532 | 88.160 | 3.977 | 931.710 | 33.933 | 1026.084 |
| 12-2018 | 11.104 | 20.343 | 8.627 | 6.274 | 88.160 | 3.981 | 760.525 | 24.978 | 829.020 |
| 12-2019 | 9.123 | 14.786 | 7.112 | 4.624 | 88.160 | 3.985 | 627.027 | 18.428 | 676.787 |
| 12-2020 | 7.817 | 10.758 | 6.100 | 3.416 | 88.160 | 3.989 | 537.777 | 13.628 | 573.965 |
| 12-2021 | 5.859 | 7.837 | 4.584 | 2.530 | 88.160 | 3.994 | 404.156 | 10.105 | 430.503 |
| 12-2022 | 4.977 | 5.717 | 3.897 | 1.879 | 88.160 | 3.998 | 343.563 | 7.513 | 362.771 |
| 12-2023 | 4.266 | 0.532 | 3.357 | 0.410 | 88.160 | 4.150 | 295.991 | 1.702 | 297.693 |
| 12-2024 | 3.736 | 0.432 | 2.938 | 0.333 | 88.160 | 4.150 | 259.002 | 1.382 | 260.384 |
| 12-2025 | 3.291 | 0.351 | 2.586 | 0.270 | 88.160 | 4.150 | 227.953 | 1.122 | 229.075 |
| 12-2026 | 2.878 | 0.196 | 2.259 | 0.151 | 88.160 | 4.150 | 199.182 | 0.628 | 199.811 |
| 12-2027 | 2.344 | 0.000 | 1.833 | 0.000 | 88.160 | 0.000 | 161.567 | 0.000 | 161.567 |
| 12-2028 | 1.690 | 0.000 | 1.302 | 0.000 | 88.160 | 0.000 | 114.741 | 0.000 | 114.741 |
| 12-2029 | 1.555 | 0.000 | 1.197 | 0.000 | 88.160 | 0.000 | 105.562 | 0.000 | 105.562 |
| 12-2030 | 1.431 | 0.000 | 1.102 | 0.000 | 88.160 | 0.000 | 97.117 | 0.000 | 97.117 |
| 12-2031 | 1.316 | 0.000 | 1.013 | 0.000 | 88.160 | 0.000 | 89.347 | 0.000 | 89.347 |
| S TOT | 278.350 | 496.512 | 211.642 | 148.077 | 88.160 | 3.971 | 18658.387 | 588.056 | 20331.979 |
| AFTER | 2.933 | 0.000 | 2.259 | 0.000 | 88.160 | 0.000 | 199.111 | 0.000 | 199.111 |
| TOTAL | 281.283 | 496.512 | 213.901 | 148.077 | 88.160 | 3.971 | 18857.498 | 588.056 | 20531.090 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 324.410 | 255.482 | 927.966 | 0.000 | 0.000 | 0.000 | 4098.708 | 4098.708 | 3926.795 |
| 12-2013 | 213.637 | 161.499 | 806.018 | 0.000 | 0.000 | 0.000 | 2459.230 | 6557.938 | 6066.745 |
| 12-2014 | 150.810 | 109.848 | 561.316 | 0.000 | 0.000 | 0.000 | 1633.769 | 8191.707 | 7358.326 |
| 12-2015 | 112.080 | 81.064 | 475.030 | 0.000 | 0.000 | 0.000 | 1152.343 | 9344.050 | 8186.306 |
| 12-2016 | 82.219 | 59.025 | 368.004 | 0.000 | 0.000 | 0.000 | 845.092 | 10189.142 | 8737.949 |
| 12-2017 | 61.675 | 44.134 | 264.750 | 0.000 | 0.000 | 0.000 | 655.525 | 10844.667 | 9127.006 |
| 12-2018 | 49.044 | 36.334 | 220.370 | 0.000 | 0.000 | 0.000 | 523.272 | 11367.939 | 9409.159 |
| 12-2019 | 39.362 | 30.873 | 191.309 | 0.000 | 0.000 | 0.000 | 415.242 | 11783.182 | 9612.795 |
| 12-2020 | 33.198 | 26.754 | 189.609 | 0.000 | 0.000 | 0.000 | 324.403 | 12107.585 | 9757.428 |
| 12-2021 | 24.220 | 19.513 | 133.385 | 0.000 | 0.000 | 0.000 | 253.384 | 12360.969 | 9860.120 |
| 12-2022 | 20.296 | 16.717 | 127.504 | 0.000 | 0.000 | 0.000 | 198.254 | 12559.223 | 9933.169 |
| 12-2023 | 16.007 | 14.714 | 111.738 | 0.000 | 0.000 | 0.000 | 155.234 | 12714.457 | 9985.162 |
| 12-2024 | 14.133 | 13.044 | 111.738 | 0.000 | 0.000 | 0.000 | 121.469 | 12835.926 | 10022.152 |
| 12-2025 | 12.564 | 11.638 | 111.738 | 0.000 | 0.000 | 0.000 | 93.135 | 12929.061 | 10047.941 |
| 12-2026 | 10.960 | 10.447 | 109.092 | 0.000 | 0.000 | 0.000 | 69.312 | 12998.373 | 10065.393 |
| 12-2027 | 9.162 | 9.093 | 92.850 | 0.000 | 0.000 | 0.000 | 50.462 | 13048.835 | 10076.944 |
| 12-2028 | 7.765 | 7.343 | 60.000 | 0.000 | 0.000 | 0.000 | 39.633 | 13088.468 | 10085.185 |
| 12-2029 | 7.144 | 6.756 | 60.000 | 0.000 | 0.000 | 0.000 | 31.662 | 13120.130 | 10091.171 |
| 12-2030 | 6.572 | 6.215 | 60.000 | 0.000 | 0.000 | 0.000 | 24.329 | 13144.459 | 10095.354 |
| 12-2031 | 6.046 | 5.718 | 60.000 | 0.000 | 0.000 | 0.000 | 17.583 | 13162.042 | 10098.104 |
| S TOT | 1201.306 | 926.211 | 5042.417 | 0.000 | 0.000 | 0.000 | 13162.042 | 13162.042 | 10098.104 |
| AFTER | 13.474 | 12.743 | 155.000 | 0.000 | 0.000 | 0.000 | 17.894 | 13179.935 | 10100.563 |
| TOTAL | 1214.780 | 938.955 | 5197.417 | 0.000 | 0.000 | 0.000 | 13179.936 | 13179.935 | 10100.563 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 17.0 | 1.0 |
| GROSS ULT., MB & MMF | 731.585 | 909.659 |
| GROSS CUM., MB & MMF | 450.302 | 413.147 |
| GROSS RES., MB & MMF | 281.283 | 496.512 |
| NET RES., MB & MMF | 213.901 | 148.077 |
| NET REVENUE, M$ | 18857.498 | 588.056 |
| INITIAL PRICE, $ | 88.160 | 3.955 |
| INITIAL N.I., PCT. | 79.087 | 51.473 |

| | |
|---|---|
| LIFE, YRS. | 22.58 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 92.560 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 11379.855 |
| 9.00 | 10325.952 |
| 10.00 | 10100.564 |
| 12.00 | 9686.638 |
| 15.00 | 9143.685 |
| 20.00 | 8399.208 |
| 40.00 | 6547.771 |
| 60.00 | 5536.800 |
| 120.00 | 4089.582 |
| 240.00 | 3039.067 |



ANDERSON 21-34 NO.: 21-34
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 4234.213867 || GAS RSVS:0
PV10: 129902.578125 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Oil
Water, bbl/mo
GOR, scf/bbl
UPDATE
Oil
Water
1000
100
10
1
10000
1000
100
10
F M A M J J A S O N D J F M A M J J
YEAR
2011
2012

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.936 | 0.000 | 1.673 | 0.000 | 88.160 | 0.000 | 147.470 | 0.000 | 147.470 |
| 12-2013 | 1.871 | 0.000 | 1.066 | 0.000 | 88.160 | 0.000 | 94.002 | 0.000 | 94.002 |
| 12-2014 | 1.404 | 0.000 | 0.800 | 0.000 | 88.160 | 0.000 | 70.508 | 0.000 | 70.508 |
| 12-2015 | 1.135 | 0.000 | 0.647 | 0.000 | 88.160 | 0.000 | 57.003 | 0.000 | 57.003 |
| 12-2016 | 0.086 | 0.000 | 0.049 | 0.000 | 88.160 | 0.000 | 4.306 | 0.000 | 4.306 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 7.431 | 0.000 | 4.234 | 0.000 | 88.160 | 0.000 | 373.288 | 0.000 | 373.288 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 7.431 | 0.000 | 4.234 | 0.000 | 88.160 | 0.000 | 373.288 | 0.000 | 373.288 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 9.980 | 9.438 | 44.400 | 0.000 | 0.000 | 0.000 | 83.652 | 83.652 | 80.350 |
| 12-2013 | 6.361 | 6.016 | 44.400 | 0.000 | 0.000 | 0.000 | 37.224 | 120.876 | 112.817 |
| 12-2014 | 4.772 | 4.513 | 44.400 | 0.000 | 0.000 | 0.000 | 16.824 | 137.701 | 126.171 |
| 12-2015 | 3.858 | 3.648 | 44.400 | 0.000 | 0.000 | 0.000 | 5.097 | 142.798 | 129.876 |
| 12-2016 | 0.291 | 0.276 | 3.700 | 0.000 | 0.000 | 0.000 | 0.039 | 142.836 | 129.903 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 25.261 | 23.890 | 181.300 | 0.000 | 0.000 | 0.000 | 142.836 | 142.836 | 129.903 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 142.836 | 129.903 |
| TOTAL | 25.261 | 23.890 | 181.300 | 0.000 | 0.000 | 0.000 | 142.836 | 142.836 | 129.903 |

| | OIL | GAS | | | P.W. % | P.W., M$ |
|---|---|---|---|---|---|---|
| GROSS WELLS | 1.0 | 0.0 | LIFE, YRS. | 4.08 | 5.00 | 135.950 |
| GROSS ULT., MB & MMF | 12.227 | 0.000 | DISCOUNT % | 10.00 | 9.00 | 131.052 |
| GROSS CUM., MB & MMF | 4.796 | 0.000 | UNDISCOUNTED PAYOUT, YRS. | 0.00 | 10.00 | 129.903 |
| GROSS RES., MB & MMF | 7.431 | 0.000 | DISCOUNTED PAYOUT, YRS. | 0.00 | 12.00 | 127.686 |
| NET RES., MB & MMF | 4.234 | 0.000 | UNDISCOUNTED NET/INVEST. | 0.00 | 15.00 | 124.552 |
| NET REVENUE, M$ | 373.288 | 0.000 | DISCOUNTED NET/INVEST. | 0.00 | 20.00 | 119.784 |
| INITIAL PRICE, $ | 88.160 | 0.000 | RATE-OF-RETURN, PCT. | 240.00 | 40.00 | 104.979 |
| INITIAL N.I., PCT. | 56.980 | 0.000 | INITIAL W.I., PCT. | 74.000 | 60.00 | 94.653 |
| | | | | | 120.00 | 76.423 |
| | | | | | 240.00 | 60.363 |


CIMYOTTE #6-21 NO.: 21
TRAPPER FIELD
ADAMS CO., CO
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 8010.272461 || GAS RSVS:20545.857422
PV10: 441687.8125 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
UPDATE
UPDATE
Gas
Oil
GOR
Water
YEAR

CIMYOTTE #6-21
FIELD: TRAPPER
COUNTY: ADAMS STATE: CO
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:34
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 1.990 | 5.259 | 1.534 | 4.054 | 88.160 | 4.150 | 135.224 | 16.824 | 152.048 |
| 12-2013 | 1.629 | 4.271 | 1.256 | 3.292 | 88.160 | 4.150 | 110.708 | 13.661 | 124.369 |
| 12-2014 | 1.334 | 3.468 | 1.028 | 2.673 | 88.160 | 4.150 | 90.637 | 11.092 | 101.729 |
| 12-2015 | 1.092 | 2.816 | 0.842 | 2.170 | 88.160 | 4.150 | 74.204 | 9.007 | 83.211 |
| 12-2016 | 0.894 | 2.286 | 0.689 | 1.762 | 88.160 | 4.150 | 60.751 | 7.314 | 68.064 |
| 12-2017 | 0.732 | 1.856 | 0.564 | 1.431 | 88.160 | 4.150 | 49.737 | 5.938 | 55.675 |
| 12-2018 | 0.599 | 1.507 | 0.462 | 1.162 | 88.160 | 4.150 | 40.720 | 4.822 | 45.541 |
| 12-2019 | 0.491 | 1.224 | 0.378 | 0.943 | 88.160 | 4.150 | 33.337 | 3.915 | 37.252 |
| 12-2020 | 0.402 | 0.994 | 0.310 | 0.766 | 88.160 | 4.150 | 27.293 | 3.179 | 30.472 |
| 12-2021 | 0.329 | 0.807 | 0.253 | 0.622 | 88.160 | 4.150 | 22.345 | 2.582 | 24.926 |
| 12-2022 | 0.269 | 0.655 | 0.208 | 0.505 | 88.160 | 4.150 | 18.294 | 2.096 | 20.390 |
| 12-2023 | 0.220 | 0.532 | 0.170 | 0.410 | 88.160 | 4.150 | 14.977 | 1.702 | 16.679 |
| 12-2024 | 0.180 | 0.432 | 0.139 | 0.333 | 88.160 | 4.150 | 12.262 | 1.382 | 13.644 |
| 12-2025 | 0.148 | 0.351 | 0.114 | 0.270 | 88.160 | 4.150 | 10.039 | 1.122 | 11.161 |
| 12-2026 | 0.083 | 0.196 | 0.064 | 0.151 | 88.160 | 4.150 | 5.660 | 0.628 | 6.288 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 10.392 | 26.655 | 8.010 | 20.546 | 88.160 | 4.150 | 706.186 | 85.265 | 791.451 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 10.392 | 26.655 | 8.010 | 20.546 | 88.160 | 4.150 | 706.186 | 85.265 | 791.451 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 14.901 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 129.209 | 129.209 | 123.450 |
| 12-2013 | 12.188 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 104.243 | 233.452 | 213.994 |
| 12-2014 | 9.969 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 83.822 | 317.274 | 280.184 |
| 12-2015 | 8.155 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 67.118 | 384.392 | 328.367 |
| 12-2016 | 6.670 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 53.456 | 437.848 | 363.256 |
| 12-2017 | 5.456 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 42.281 | 480.129 | 388.344 |
| 12-2018 | 4.463 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 33.140 | 513.270 | 406.222 |
| 12-2019 | 3.651 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 25.664 | 538.934 | 418.809 |
| 12-2020 | 2.986 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 19.548 | 558.482 | 427.527 |
| 12-2021 | 2.443 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 14.546 | 573.027 | 433.425 |
| 12-2022 | 1.998 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 10.454 | 583.481 | 437.280 |
| 12-2023 | 1.635 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 7.107 | 590.587 | 439.664 |
| 12-2024 | 1.337 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 4.369 | 594.956 | 440.997 |
| 12-2025 | 1.094 | 0.000 | 7.938 | 0.000 | 0.000 | 0.000 | 2.129 | 597.085 | 441.590 |
| 12-2026 | 0.616 | 0.000 | 5.292 | 0.000 | 0.000 | 0.000 | 0.380 | 597.465 | 441.688 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 77.562 | 0.000 | 116.424 | 0.000 | 0.000 | 0.000 | 597.465 | 597.465 | 441.688 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 597.465 | 441.688 |
| TOTAL | 77.562 | 0.000 | 116.424 | 0.000 | 0.000 | 0.000 | 597.465 | 597.465 | 441.688 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 92.452 | 320.908 |
| GROSS CUM., MB & MMF | 82.060 | 294.253 |
| GROSS RES., MB & MMF | 10.392 | 26.655 |
| NET RES., MB & MMF | 8.010 | 20.546 |
| NET REVENUE, M$ | 706.186 | 85.265 |
| INITIAL PRICE, $ | 88.160 | 4.150 |
| INITIAL N.I., PCT. | 77.080 | 77.080 |

| | |
|---|---|
| LIFE, YRS. | 14.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 94.500 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 507.514 |
| 9.00 | 453.370 |
| 10.00 | 441.688 |
| 12.00 | 420.167 |
| 15.00 | 391.854 |
| 20.00 | 353.027 |
| 40.00 | 258.151 |
| 60.00 | 208.725 |
| 120.00 | 142.903 |
| 240.00 | 99.713 |



HOLGERSON 33A-33 NO.: 33A-33
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 5567.654785 || GAS RSVS:0
PV10: 193872.9375 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Oil
Water, bbl/mo
GOR, scf/bbl
UPDATE
Water
Oil
1000
100
10
1
10000
1000
100
10
Q1
Q2
Q3
Q4
YEAR
10
11
12
13

HOLGERSON 33A-33
FIELD: UNNAMED
COUNTY: LARAMIE STATE: WY
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:34
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 3.249 | 0.000 | 2.501 | 0.000 | 88.160 | 0.000 | 220.527 | 0.000 | 220.527 |
| 12-2013 | 1.965 | 0.000 | 1.513 | 0.000 | 88.160 | 0.000 | 133.361 | 0.000 | 133.361 |
| 12-2014 | 1.377 | 0.000 | 1.060 | 0.000 | 88.160 | 0.000 | 93.474 | 0.000 | 93.474 |
| 12-2015 | 0.641 | 0.000 | 0.493 | 0.000 | 88.160 | 0.000 | 43.483 | 0.000 | 43.483 |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 7.231 | 0.000 | 5.568 | 0.000 | 88.160 | 0.000 | 490.845 | 0.000 | 490.845 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 7.231 | 0.000 | 5.568 | 0.000 | 88.160 | 0.000 | 490.845 | 0.000 | 490.845 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 14.924 | 14.114 | 60.000 | 0.000 | 0.000 | 0.000 | 131.490 | 131.490 | 126.292 |
| 12-2013 | 9.025 | 8.535 | 60.000 | 0.000 | 0.000 | 0.000 | 55.801 | 187.291 | 175.000 |
| 12-2014 | 6.326 | 5.982 | 60.000 | 0.000 | 0.000 | 0.000 | 21.166 | 208.457 | 191.839 |
| 12-2015 | 2.943 | 2.783 | 35.000 | 0.000 | 0.000 | 0.000 | 2.757 | 211.214 | 193.873 |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 33.217 | 31.414 | 215.000 | 0.000 | 0.000 | 0.000 | 211.214 | 211.214 | 193.873 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 211.214 | 193.873 |
| TOTAL | 33.217 | 31.414 | 215.000 | 0.000 | 0.000 | 0.000 | 211.214 | 211.214 | 193.873 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 79.720 | 0.000 |
| GROSS CUM., MB & MMF | 72.489 | 0.000 |
| GROSS RES., MB & MMF | 7.231 | 0.000 |
| NET RES., MB & MMF | 5.568 | 0.000 |
| NET REVENUE, M$ | 490.845 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 3.58 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 202.021 |
| 9.00 | 195.428 |
| 10.00 | 193.873 |
| 12.00 | 190.867 |
| 15.00 | 186.600 |
| 20.00 | 180.068 |
| 40.00 | 159.458 |
| 60.00 | 144.775 |
| 120.00 | 118.191 |
| 240.00 | 94.064 |



LEO PEIPER #1&3 NO.: 3
RED CLOUD FIELD
WASHINGTON CO., CO
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 3234.562988 || GAS RSVS:0
PV10: 88407.859375 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
Water
Oil
YEAR
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

Ralph E. Davis Associates, Inc.
Texas Registered Engineering Firm F-1529

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 0.899 | 0.000 | 0.702 | 0.000 | 88.160 | 0.000 | 61.854 | 0.000 | 61.854 |
| 12-2013 | 0.780 | 0.000 | 0.608 | 0.000 | 88.160 | 0.000 | 53.602 | 0.000 | 53.602 |
| 12-2014 | 0.676 | 0.000 | 0.527 | 0.000 | 88.160 | 0.000 | 46.452 | 0.000 | 46.452 |
| 12-2015 | 0.585 | 0.000 | 0.457 | 0.000 | 88.160 | 0.000 | 40.255 | 0.000 | 40.255 |
| 12-2016 | 0.507 | 0.000 | 0.396 | 0.000 | 88.160 | 0.000 | 34.885 | 0.000 | 34.885 |
| 12-2017 | 0.440 | 0.000 | 0.343 | 0.000 | 88.160 | 0.000 | 30.231 | 0.000 | 30.231 |
| 12-2018 | 0.260 | 0.000 | 0.203 | 0.000 | 88.160 | 0.000 | 17.879 | 0.000 | 17.879 |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 4.147 | 0.000 | 3.235 | 0.000 | 88.160 | 0.000 | 285.159 | 0.000 | 285.159 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 4.147 | 0.000 | 3.235 | 0.000 | 88.160 | 0.000 | 285.159 | 0.000 | 285.159 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 4.948 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 33.505 | 33.505 | 32.019 |
| 12-2013 | 4.288 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 25.914 | 59.420 | 54.538 |
| 12-2014 | 3.716 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 19.336 | 78.755 | 69.818 |
| 12-2015 | 3.220 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 13.635 | 92.390 | 79.619 |
| 12-2016 | 2.791 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 8.694 | 101.085 | 85.307 |
| 12-2017 | 2.419 | 0.000 | 23.400 | 0.000 | 0.000 | 0.000 | 4.413 | 105.498 | 87.939 |
| 12-2018 | 1.430 | 0.000 | 15.600 | 0.000 | 0.000 | 0.000 | 0.849 | 106.346 | 88.408 |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 22.813 | 0.000 | 156.000 | 0.000 | 0.000 | 0.000 | 106.346 | 106.346 | 88.408 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 106.346 | 88.408 |
| TOTAL | 22.813 | 0.000 | 156.000 | 0.000 | 0.000 | 0.000 | 106.346 | 106.346 | 88.408 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 17.727 | 0.000 |
| GROSS CUM., MB & MMF | 13.580 | 0.000 |
| GROSS RES., MB & MMF | 4.147 | 0.000 |
| NET RES., MB & MMF | 3.235 | 0.000 |
| NET REVENUE, M$ | 285.159 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 78.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 6.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 96.509 |
| 9.00 | 89.910 |
| 10.00 | 88.408 |
| 12.00 | 85.560 |
| 15.00 | 81.645 |
| 20.00 | 75.930 |
| 40.00 | 59.963 |
| 60.00 | 50.310 |
| 120.00 | 35.893 |
| 240.00 | 25.545 |


LUKASSEN NO.:
CABLE FIELD
KIMBALL CO., NE
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 4144.118652 || GAS RSVS:0
PV10: 74167.960938 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
1000
100
10
1
10000
Water
Oil
08
09
10
11
12
13
14
15
YEAR

LUKASSEN
FIELD: CABLE
COUNTY: KIMBALL STATE: NE
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:34
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR ------- | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.149 | 0.000 | 1.676 | 0.000 | 88.160 | 0.000 | 147.754 | 0.000 | 147.754 |
| 12-2013 | 1.396 | 0.000 | 1.089 | 0.000 | 88.160 | 0.000 | 95.979 | 0.000 | 95.979 |
| 12-2014 | 0.907 | 0.000 | 0.707 | 0.000 | 88.160 | 0.000 | 62.347 | 0.000 | 62.347 |
| 12-2015 | 0.589 | 0.000 | 0.459 | 0.000 | 88.160 | 0.000 | 40.500 | 0.000 | 40.500 |
| 12-2016 | 0.273 | 0.000 | 0.213 | 0.000 | 88.160 | 0.000 | 18.765 | 0.000 | 18.765 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 5.313 | 0.000 | 4.144 | 0.000 | 88.160 | 0.000 | 365.346 | 0.000 | 365.346 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 5.313 | 0.000 | 4.144 | 0.000 | 88.160 | 0.000 | 365.346 | 0.000 | 365.346 |

| --END-- MO-YEAR ------- | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.866 | 4.433 | 60.000 | 0.000 | 0.000 | 0.000 | 80.455 | 80.455 | 77.195 |
| 12-2013 | 1.862 | 2.879 | 60.000 | 0.000 | 0.000 | 0.000 | 31.238 | 111.693 | 104.550 |
| 12-2014 | 1.210 | 1.870 | 60.000 | 0.000 | 0.000 | 0.000 | -0.733 | 110.960 | 104.130 |
| 12-2015 | 0.786 | 1.215 | 60.000 | 0.000 | 0.000 | 0.000 | -21.501 | 89.459 | 88.816 |
| 12-2016 | 0.364 | 0.563 | 40.000 | 0.000 | 0.000 | 0.000 | -22.162 | 67.297 | 74.168 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 7.088 | 10.960 | 280.000 | 0.000 | 0.000 | 0.000 | 67.297 | 67.297 | 74.168 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 67.297 | 74.168 |
| TOTAL | 7.088 | 10.960 | 280.000 | 0.000 | 0.000 | 0.000 | 67.297 | 67.297 | 74.168 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 11.796 | 0.000 |
| GROSS CUM., MB & MMF | 6.483 | 0.000 |
| GROSS RES., MB & MMF | 5.313 | 0.000 |
| NET RES., MB & MMF | 4.144 | 0.000 |
| NET REVENUE, M$ | 365.346 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 78.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 4.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 71.389 |
| 9.00 | 73.698 |
| 10.00 | 74.168 |
| 12.00 | 74.997 |
| 15.00 | 75.995 |
| 20.00 | 77.124 |
| 40.00 | 77.688 |
| 60.00 | 75.531 |
| 120.00 | 67.061 |
| 240.00 | 55.505 |


MALM 42-34 NO.: 42-34
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 3766.033447 || GAS RSVS:0
PV10: 27571.277344 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Oil
Water, bbl/mo
GOR, scf/bbl
Oil
Water
YEAR
Q1
Q2
Q3
Q4
10
11
12
13

MALM 42-34
FIELD: UNNAMED
COUNTY: LARAMIE STATE: WY
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:34
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.028 | 0.000 | 1.156 | 0.000 | 88.160 | 0.000 | 101.882 | 0.000 | 101.882 |
| 12-2013 | 1.500 | 0.000 | 0.855 | 0.000 | 88.160 | 0.000 | 75.372 | 0.000 | 75.372 |
| 12-2014 | 1.110 | 0.000 | 0.632 | 0.000 | 88.160 | 0.000 | 55.759 | 0.000 | 55.759 |
| 12-2015 | 0.821 | 0.000 | 0.468 | 0.000 | 88.160 | 0.000 | 41.250 | 0.000 | 41.250 |
| 12-2016 | 0.607 | 0.000 | 0.346 | 0.000 | 88.160 | 0.000 | 30.516 | 0.000 | 30.516 |
| 12-2017 | 0.449 | 0.000 | 0.256 | 0.000 | 88.160 | 0.000 | 22.576 | 0.000 | 22.576 |
| 12-2018 | 0.093 | 0.000 | 0.053 | 0.000 | 88.160 | 0.000 | 4.658 | 0.000 | 4.658 |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 6.609 | 0.000 | 3.766 | 0.000 | 88.160 | 0.000 | 332.014 | 0.000 | 332.014 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 6.609 | 0.000 | 3.766 | 0.000 | 88.160 | 0.000 | 332.014 | 0.000 | 332.014 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 6.895 | 6.520 | 44.400 | 0.000 | 0.000 | 0.000 | 44.067 | 44.067 | 42.233 |
| 12-2013 | 5.101 | 4.824 | 44.400 | 0.000 | 0.000 | 0.000 | 21.047 | 65.115 | 60.618 |
| 12-2014 | 3.773 | 3.569 | 44.400 | 0.000 | 0.000 | 0.000 | 4.017 | 69.132 | 63.875 |
| 12-2015 | 2.792 | 2.640 | 44.400 | 0.000 | 0.000 | 0.000 | -8.581 | 60.550 | 57.786 |
| 12-2016 | 2.065 | 1.953 | 44.400 | 0.000 | 0.000 | 0.000 | -17.902 | 42.648 | 46.165 |
| 12-2017 | 1.528 | 1.445 | 44.400 | 0.000 | 0.000 | 0.000 | -24.797 | 17.851 | 31.506 |
| 12-2018 | 0.315 | 0.298 | 11.100 | 0.000 | 0.000 | 0.000 | -7.055 | 10.796 | 27.571 |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 22.468 | 21.249 | 277.500 | 0.000 | 0.000 | 0.000 | 10.796 | 10.796 | 27.571 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 10.796 | 27.571 |
| TOTAL | 22.468 | 21.249 | 277.500 | 0.000 | 0.000 | 0.000 | 10.796 | 10.796 | 27.571 |

| | OIL | GAS | | | P.W. % | P.W., M$ |
|---|---|---|---|---|---|---|
| GROSS WELLS | 1.0 | 0.0 | LIFE, YRS. | 6.25 | 5.00 | 20.637 |
| GROSS ULT., MB & MMF | 9.230 | 0.000 | DISCOUNT % | 10.00 | 9.00 | 26.370 |
| GROSS CUM., MB & MMF | 2.621 | 0.000 | UNDISCOUNTED PAYOUT, YRS. | 0.00 | 10.00 | 27.571 |
| GROSS RES., MB & MMF | 6.609 | 0.000 | DISCOUNTED PAYOUT, YRS. | 0.00 | 12.00 | 29.737 |
| NET RES., MB & MMF | 3.766 | 0.000 | UNDISCOUNTED NET/INVEST. | 0.00 | 15.00 | 32.469 |
| NET REVENUE, M$ | 332.014 | 0.000 | DISCOUNTED NET/INVEST. | 0.00 | 20.00 | 35.921 |
| INITIAL PRICE, $ | 88.160 | 0.000 | RATE-OF-RETURN, PCT. | 240.00 | 40.00 | 41.804 |
| INITIAL N.I., PCT. | 56.980 | 0.000 | INITIAL W.I., PCT. | 74.000 | 60.00 | 42.290 |
| | | | | | 120.00 | 37.992 |
| | | | | | 240.00 | 30.888 |


OLIVERIUS 41-33 NO.: 41-33
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 11825.258789 || GAS RSVS:0
PV10: 291685.875 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
UPDATE
Water
Oil
YEAR
10
11
12
13

Ralph E. Davis Associates, Inc.
Texas Registered Engineering Firm F-1529

OLIVERIUS 41-33
FIELD: UNNAMED
COUNTY: LARAMIE STATE: WY
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.937 | 0.000 | 2.261 | 0.000 | 88.160 | 0.000 | 199.351 | 0.000 | 199.351 |
| 12-2013 | 2.320 | 0.000 | 1.787 | 0.000 | 88.160 | 0.000 | 157.509 | 0.000 | 157.509 |
| 12-2014 | 1.950 | 0.000 | 1.501 | 0.000 | 88.160 | 0.000 | 132.348 | 0.000 | 132.348 |
| 12-2015 | 1.698 | 0.000 | 1.307 | 0.000 | 88.160 | 0.000 | 115.259 | 0.000 | 115.259 |
| 12-2016 | 1.514 | 0.000 | 1.166 | 0.000 | 88.160 | 0.000 | 102.765 | 0.000 | 102.765 |
| 12-2017 | 1.372 | 0.000 | 1.057 | 0.000 | 88.160 | 0.000 | 93.163 | 0.000 | 93.163 |
| 12-2018 | 1.259 | 0.000 | 0.969 | 0.000 | 88.160 | 0.000 | 85.441 | 0.000 | 85.441 |
| 12-2019 | 1.158 | 0.000 | 0.892 | 0.000 | 88.160 | 0.000 | 78.604 | 0.000 | 78.604 |
| 12-2020 | 1.065 | 0.000 | 0.820 | 0.000 | 88.160 | 0.000 | 72.316 | 0.000 | 72.316 |
| 12-2021 | 0.085 | 0.000 | 0.065 | 0.000 | 88.160 | 0.000 | 5.759 | 0.000 | 5.759 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 15.357 | 0.000 | 11.825 | 0.000 | 88.160 | 0.000 | 1042.515 | 0.000 | 1042.515 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 15.357 | 0.000 | 11.825 | 0.000 | 88.160 | 0.000 | 1042.515 | 0.000 | 1042.515 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 13.491 | 12.758 | 60.000 | 0.000 | 0.000 | 0.000 | 113.102 | 113.102 | 108.242 |
| 12-2013 | 10.659 | 10.081 | 60.000 | 0.000 | 0.000 | 0.000 | 76.770 | 189.872 | 174.995 |
| 12-2014 | 8.956 | 8.470 | 60.000 | 0.000 | 0.000 | 0.000 | 54.921 | 244.793 | 218.398 |
| 12-2015 | 7.800 | 7.377 | 60.000 | 0.000 | 0.000 | 0.000 | 40.083 | 284.876 | 247.192 |
| 12-2016 | 6.954 | 6.577 | 60.000 | 0.000 | 0.000 | 0.000 | 29.234 | 314.109 | 266.286 |
| 12-2017 | 6.305 | 5.962 | 60.000 | 0.000 | 0.000 | 0.000 | 20.896 | 335.005 | 278.695 |
| 12-2018 | 5.782 | 5.468 | 60.000 | 0.000 | 0.000 | 0.000 | 14.190 | 349.195 | 286.362 |
| 12-2019 | 5.319 | 5.031 | 60.000 | 0.000 | 0.000 | 0.000 | 8.254 | 357.450 | 290.424 |
| 12-2020 | 4.894 | 4.628 | 60.000 | 0.000 | 0.000 | 0.000 | 2.794 | 360.244 | 291.686 |
| 12-2021 | 0.390 | 0.369 | 5.000 | 0.000 | 0.000 | 0.000 | 0.000 | 360.244 | 291.686 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 70.550 | 66.721 | 545.000 | 0.000 | 0.000 | 0.000 | 360.244 | 360.244 | 291.686 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 360.244 | 291.686 |
| TOTAL | 70.550 | 66.721 | 545.000 | 0.000 | 0.000 | 0.000 | 360.244 | 360.244 | 291.686 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 36.162 | 0.000 |
| GROSS CUM., MB & MMF | 20.804 | 0.000 |
| GROSS RES., MB & MMF | 15.357 | 0.000 |
| NET RES., MB & MMF | 11.825 | 0.000 |
| NET REVENUE, M$ | 1042.515 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 9.08 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 322.017 |
| 9.00 | 297.232 |
| 10.00 | 291.686 |
| 12.00 | 281.269 |
| 15.00 | 267.151 |
| 20.00 | 246.963 |
| 40.00 | 193.032 |
| 60.00 | 161.978 |
| 120.00 | 117.046 |
| 240.00 | 85.070 |



OLIVERIUS 42-33 NO.: 42-33
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 10344.625977 || GAS RSVS:0
PV10: 444386.125 || SCEN: RED_JAN12
Oil
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
Water
Oil
1000
100
10
1
10000
1000
100
10
Q1
Q2
Q3
Q4
YEAR
10
11
12
13

OLIVERIUS 42-33
FIELD: UNNAMED
COUNTY: LARAMIE STATE: WY
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S  A N D  E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 5.433 | 0.000 | 4.183 | 0.000 | 88.160 | 0.000 | 368.807 | 0.000 | 368.807 |
| 12-2013 | 3.244 | 0.000 | 2.498 | 0.000 | 88.160 | 0.000 | 220.185 | 0.000 | 220.185 |
| 12-2014 | 2.156 | 0.000 | 1.660 | 0.000 | 88.160 | 0.000 | 146.334 | 0.000 | 146.334 |
| 12-2015 | 1.536 | 0.000 | 1.183 | 0.000 | 88.160 | 0.000 | 104.303 | 0.000 | 104.303 |
| 12-2016 | 1.066 | 0.000 | 0.821 | 0.000 | 88.160 | 0.000 | 72.354 | 0.000 | 72.354 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 13.435 | 0.000 | 10.345 | 0.000 | 88.160 | 0.000 | 911.982 | 0.000 | 911.982 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 13.435 | 0.000 | 10.345 | 0.000 | 88.160 | 0.000 | 911.982 | 0.000 | 911.982 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 24.958 | 23.604 | 60.000 | 0.000 | 0.000 | 0.000 | 260.245 | 260.245 | 249.626 |
| 12-2013 | 14.901 | 14.092 | 60.000 | 0.000 | 0.000 | 0.000 | 131.192 | 391.437 | 363.972 |
| 12-2014 | 9.903 | 9.365 | 60.000 | 0.000 | 0.000 | 0.000 | 67.066 | 458.503 | 417.129 |
| 12-2015 | 7.058 | 6.675 | 60.000 | 0.000 | 0.000 | 0.000 | 30.569 | 489.072 | 439.194 |
| 12-2016 | 4.896 | 4.631 | 55.000 | 0.000 | 0.000 | 0.000 | 7.827 | 496.899 | 444.386 |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 61.716 | 58.367 | 295.000 | 0.000 | 0.000 | 0.000 | 496.899 | 496.899 | 444.386 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 496.899 | 444.386 |
| TOTAL | 61.716 | 58.367 | 295.000 | 0.000 | 0.000 | 0.000 | 496.899 | 496.899 | 444.386 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 61.090 | 0.000 |
| GROSS CUM., MB & MMF | 47.655 | 0.000 |
| GROSS RES., MB & MMF | 13.435 | 0.000 |
| NET RES., MB & MMF | 10.345 | 0.000 |
| NET REVENUE, M$ | 911.982 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 4.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 468.748 |
| 9.00 | 448.992 |
| 10.00 | 444.386 |
| 12.00 | 435.539 |
| 15.00 | 423.111 |
| 20.00 | 404.378 |
| 40.00 | 347.566 |
| 60.00 | 309.163 |
| 120.00 | 243.785 |
| 240.00 | 188.622 |


PALM NO.:
ALBIN WEST FIELD
BANNER CO., NE
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 5057.580566 || GAS RSVS:0
PV10: 162460.703125 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Oil
Water, bbl/mo
GOR, scf/bbl
UPDATE
Oil
Water
1000
100
10
1
10000
1000
100
10
09
10
11
12
13
14
YEAR

# R E S E R V E S  A N D  E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 4.915 | 0.000 | 4.055 | 0.000 | 88.160 | 0.000 | 357.501 | 0.000 | 357.501 |
| 12-2013 | 1.215 | 0.000 | 1.002 | 0.000 | 88.160 | 0.000 | 88.375 | 0.000 | 88.375 |
| 12-2014 | | | | | | | | | |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 6.130 | 0.000 | 5.058 | 0.000 | 88.160 | 0.000 | 445.876 | 0.000 | 445.876 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 6.130 | 0.000 | 5.058 | 0.000 | 88.160 | 0.000 | 445.876 | 0.000 | 445.876 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 6.936 | 10.725 | 180.000 | 0.000 | 0.000 | 0.000 | 159.841 | 159.841 | 154.366 |
| 12-2013 | 1.714 | 2.651 | 75.000 | 0.000 | 0.000 | 0.000 | 9.009 | 168.850 | 162.461 |
| 12-2014 | | | | | | | | | |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 8.650 | 13.376 | 255.000 | 0.000 | 0.000 | 0.000 | 168.850 | 168.850 | 162.461 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 168.850 | 162.461 |
| TOTAL | 8.650 | 13.376 | 255.000 | 0.000 | 0.000 | 0.000 | 168.850 | 168.850 | 162.461 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 3.0 | 0.0 |
| GROSS ULT., MB & MMF | 56.275 | 0.000 |
| GROSS CUM., MB & MMF | 50.145 | 0.000 |
| GROSS RES., MB & MMF | 6.130 | 0.000 |
| NET RES., MB & MMF | 5.058 | 0.000 |
| NET REVENUE, M$ | 445.876 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 82.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 1.42 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 165.531 |
| 9.00 | 163.056 |
| 10.00 | 162.461 |
| 12.00 | 161.296 |
| 15.00 | 159.610 |
| 20.00 | 156.955 |
| 40.00 | 147.903 |
| 60.00 | 140.721 |
| 120.00 | 125.720 |
| 240.00 | 109.132 |


PALM EGLE NO.:
ALBIN WEST FIELD
BANNER CO., NE
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 43447.046875 || GAS RSVS:0
PV10: 2122480 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Oil
Water, bbl/mo
GOR, scf/bbl
1000
100
10
1
10000
1000
100
10
Water
08
09
10
11
12
13
14
15
YEAR

PALM EGLE
FIELD: ALBIN WEST
COUNTY: BANNER STATE: NE
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 9.004 | 0.000 | 7.428 | 0.000 | 88.160 | 0.000 | 654.877 | 0.000 | 654.877 |
| 12-2013 | 7.563 | 0.000 | 6.240 | 0.000 | 88.160 | 0.000 | 550.096 | 0.000 | 550.096 |
| 12-2014 | 6.353 | 0.000 | 5.241 | 0.000 | 88.160 | 0.000 | 462.081 | 0.000 | 462.081 |
| 12-2015 | 5.337 | 0.000 | 4.403 | 0.000 | 88.160 | 0.000 | 388.148 | 0.000 | 388.148 |
| 12-2016 | 4.483 | 0.000 | 3.698 | 0.000 | 88.160 | 0.000 | 326.044 | 0.000 | 326.044 |
| 12-2017 | 3.766 | 0.000 | 3.107 | 0.000 | 88.160 | 0.000 | 273.877 | 0.000 | 273.877 |
| 12-2018 | 3.163 | 0.000 | 2.610 | 0.000 | 88.160 | 0.000 | 230.057 | 0.000 | 230.057 |
| 12-2019 | 2.657 | 0.000 | 2.192 | 0.000 | 88.160 | 0.000 | 193.248 | 0.000 | 193.248 |
| 12-2020 | 2.232 | 0.000 | 1.841 | 0.000 | 88.160 | 0.000 | 162.328 | 0.000 | 162.328 |
| 12-2021 | 1.875 | 0.000 | 1.547 | 0.000 | 88.160 | 0.000 | 136.356 | 0.000 | 136.356 |
| 12-2022 | 1.575 | 0.000 | 1.299 | 0.000 | 88.160 | 0.000 | 114.539 | 0.000 | 114.539 |
| 12-2023 | 1.323 | 0.000 | 1.091 | 0.000 | 88.160 | 0.000 | 96.213 | 0.000 | 96.213 |
| 12-2024 | 1.111 | 0.000 | 0.917 | 0.000 | 88.160 | 0.000 | 80.818 | 0.000 | 80.818 |
| 12-2025 | 0.933 | 0.000 | 0.770 | 0.000 | 88.160 | 0.000 | 67.888 | 0.000 | 67.888 |
| 12-2026 | 0.784 | 0.000 | 0.647 | 0.000 | 88.160 | 0.000 | 57.026 | 0.000 | 57.026 |
| 12-2027 | 0.505 | 0.000 | 0.416 | 0.000 | 88.160 | 0.000 | 36.697 | 0.000 | 36.697 |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 52.663 | 0.000 | 43.447 | 0.000 | 88.160 | 0.000 | 3830.292 | 0.000 | 3830.292 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 52.663 | 0.000 | 43.447 | 0.000 | 88.160 | 0.000 | 3830.292 | 0.000 | 3830.292 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 12.705 | 19.646 | 43.800 | 0.000 | 0.000 | 0.000 | 578.726 | 578.726 | 552.817 |
| 12-2013 | 10.672 | 16.503 | 43.800 | 0.000 | 0.000 | 0.000 | 479.122 | 1057.847 | 968.891 |
| 12-2014 | 8.964 | 13.862 | 43.800 | 0.000 | 0.000 | 0.000 | 395.454 | 1453.302 | 1281.097 |
| 12-2015 | 7.530 | 11.644 | 43.800 | 0.000 | 0.000 | 0.000 | 325.173 | 1778.475 | 1514.486 |
| 12-2016 | 6.325 | 9.781 | 43.800 | 0.000 | 0.000 | 0.000 | 266.138 | 2044.613 | 1688.145 |
| 12-2017 | 5.313 | 8.216 | 43.800 | 0.000 | 0.000 | 0.000 | 216.548 | 2261.160 | 1816.607 |
| 12-2018 | 4.463 | 6.902 | 43.800 | 0.000 | 0.000 | 0.000 | 174.892 | 2436.052 | 1910.932 |
| 12-2019 | 3.749 | 5.797 | 43.800 | 0.000 | 0.000 | 0.000 | 139.901 | 2575.954 | 1979.531 |
| 12-2020 | 3.149 | 4.870 | 43.800 | 0.000 | 0.000 | 0.000 | 110.509 | 2686.463 | 2028.798 |
| 12-2021 | 2.645 | 4.091 | 43.800 | 0.000 | 0.000 | 0.000 | 85.820 | 2772.282 | 2063.586 |
| 12-2022 | 2.222 | 3.436 | 43.800 | 0.000 | 0.000 | 0.000 | 65.080 | 2837.363 | 2087.573 |
| 12-2023 | 1.867 | 2.886 | 43.800 | 0.000 | 0.000 | 0.000 | 47.660 | 2885.022 | 2103.549 |
| 12-2024 | 1.568 | 2.425 | 43.800 | 0.000 | 0.000 | 0.000 | 33.026 | 2918.049 | 2113.618 |
| 12-2025 | 1.317 | 2.037 | 43.800 | 0.000 | 0.000 | 0.000 | 20.734 | 2938.782 | 2119.371 |
| 12-2026 | 1.106 | 1.711 | 43.800 | 0.000 | 0.000 | 0.000 | 10.408 | 2949.191 | 2122.004 |
| 12-2027 | 0.712 | 1.101 | 32.850 | 0.000 | 0.000 | 0.000 | 2.034 | 2951.226 | 2122.480 |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 74.308 | 114.909 | 689.850 | 0.000 | 0.000 | 0.000 | 2951.226 | 2951.226 | 2122.480 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 2951.226 | 2122.480 |
| TOTAL | 74.308 | 114.909 | 689.850 | 0.000 | 0.000 | 0.000 | 2951.226 | 2951.226 | 2122.480 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 74.363 | 0.000 |
| GROSS CUM., MB & MMF | 21.700 | 0.000 |
| GROSS RES., MB & MMF | 52.663 | 0.000 |
| NET RES., MB & MMF | 43.447 | 0.000 |
| NET REVENUE, M$ | 3830.292 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 82.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 15.75 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 2468.155 |
| 9.00 | 2183.318 |
| 10.00 | 2122.480 |
| 12.00 | 2010.999 |
| 15.00 | 1865.538 |
| 20.00 | 1668.336 |
| 40.00 | 1197.957 |
| 60.00 | 959.502 |
| 120.00 | 648.850 |
| 240.00 | 449.154 |



STATE-BRADBURY 13-36 NO.: 13-36
PEACE PIPE FIELD
ARAPAHOE CO., CO
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 5426.850586 || GAS RSVS:204049.625
PV10: 1731697.375 || SCEN: RED_JAN12
COMP DOWN
S. PLANT DOWN
WAIT ON RIG
HOLE IN TUBING
WELL DOWN - WINTER STORM
UPDATE
Gas
Yield
Water
YEAR

Ralph E. Davis Associates, Inc.
Texas Registered Engineering Firm F-1529

STATE-BRADBURY 13-36
FIELD: PEACE PIPE
COUNTY: ARAPAHOE STATE: CO
OPERATOR: RECOVERY ENERGY INCOR
1PDP

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.028 | 135.205 | 0.976 | 36.698 | 88.160 | 3.943 | 86.045 | 144.682 | 543.097 |
| 12-2013 | 1.460 | 97.347 | 0.703 | 26.423 | 88.160 | 3.943 | 61.952 | 104.171 | 391.030 |
| 12-2014 | 1.051 | 70.090 | 0.506 | 19.024 | 88.160 | 3.943 | 44.606 | 75.003 | 281.541 |
| 12-2015 | 0.757 | 50.465 | 0.364 | 13.697 | 88.160 | 3.943 | 32.116 | 54.002 | 202.710 |
| 12-2016 | 0.545 | 36.335 | 0.262 | 9.862 | 88.160 | 3.942 | 23.124 | 38.882 | 145.951 |
| 12-2017 | 0.392 | 26.161 | 0.189 | 7.101 | 88.160 | 3.942 | 16.649 | 27.995 | 105.085 |
| 12-2018 | 0.283 | 18.836 | 0.136 | 5.113 | 88.160 | 3.943 | 11.987 | 20.156 | 75.661 |
| 12-2019 | 0.203 | 13.562 | 0.098 | 3.681 | 88.160 | 3.943 | 8.631 | 14.512 | 54.476 |
| 12-2020 | 0.146 | 9.765 | 0.070 | 2.650 | 88.160 | 3.942 | 6.214 | 10.449 | 39.223 |
| 12-2021 | 0.105 | 7.030 | 0.051 | 1.908 | 88.160 | 3.942 | 4.474 | 7.523 | 28.240 |
| 12-2022 | 0.076 | 5.062 | 0.037 | 1.374 | 88.160 | 3.943 | 3.221 | 5.417 | 20.333 |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 7.048 | 469.857 | 3.392 | 127.531 | 88.160 | 3.943 | 299.020 | 502.791 | 1887.346 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 7.048 | 469.857 | 3.392 | 127.531 | 88.160 | 3.943 | 299.020 | 502.791 | 1887.346 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 54.310 | 0.000 | 74.028 | 0.000 | 0.000 | 0.000 | 414.759 | 414.759 | 396.663 |
| 12-2013 | 39.103 | 0.000 | 57.080 | 0.000 | 0.000 | 0.000 | 294.847 | 709.606 | 653.019 |
| 12-2014 | 28.154 | 0.000 | 44.878 | 0.000 | 0.000 | 0.000 | 208.510 | 918.115 | 817.836 |
| 12-2015 | 20.271 | 0.000 | 36.092 | 0.000 | 0.000 | 0.000 | 146.347 | 1064.462 | 923.008 |
| 12-2016 | 14.595 | 0.000 | 29.766 | 0.000 | 0.000 | 0.000 | 101.590 | 1166.052 | 989.385 |
| 12-2017 | 10.508 | 0.000 | 25.212 | 0.000 | 0.000 | 0.000 | 69.365 | 1235.417 | 1030.593 |
| 12-2018 | 7.566 | 0.000 | 21.932 | 0.000 | 0.000 | 0.000 | 46.163 | 1281.579 | 1055.530 |
| 12-2019 | 5.448 | 0.000 | 19.571 | 0.000 | 0.000 | 0.000 | 29.457 | 1311.036 | 1070.002 |
| 12-2020 | 3.922 | 0.000 | 17.871 | 0.000 | 0.000 | 0.000 | 17.429 | 1328.465 | 1077.793 |
| 12-2021 | 2.824 | 0.000 | 16.647 | 0.000 | 0.000 | 0.000 | 8.769 | 1337.234 | 1081.364 |
| 12-2022 | 2.033 | 0.000 | 15.766 | 0.000 | 0.000 | 0.000 | 2.534 | 1339.768 | 1082.311 |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 188.735 | 0.000 | 358.843 | 0.000 | 0.000 | 0.000 | 1339.768 | 1339.768 | 1082.311 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1339.768 | 1082.311 |
| TOTAL | 188.735 | 0.000 | 358.843 | 0.000 | 0.000 | 0.000 | 1339.768 | 1339.768 | 1082.311 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 0.0 | 1.0 |
| GROSS ULT., MB & MMF | 8.459 | 588.751 |
| GROSS CUM., MB & MMF | 1.411 | 118.893 |
| GROSS RES., MB & MMF | 7.048 | 469.857 |
| NET RES., MB & MMF | 3.392 | 127.531 |
| NET REVENUE, M$ | 299.020 | 502.791 |
| INITIAL PRICE, $ | 88.160 | 3.943 |
| INITIAL N.I., PCT. | 48.125 | 48.125 |

| | |
|---|---|
| LIFE, YRS. | 11.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 62.500 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1195.790 |
| 9.00 | 1103.018 |
| 10.00 | 1082.311 |
| 12.00 | 1043.468 |
| 15.00 | 990.911 |
| 20.00 | 915.905 |
| 40.00 | 715.879 |
| 60.00 | 600.480 |
| 120.00 | 432.567 |
| 240.00 | 312.441 |


WENZEL 12-34 NO.: 12-34
UNNAMED FIELD
LARAMIE CO., WY
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 101692.992188 || GAS RSVS:0
PV10: 4762575 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water, bbl/mo
GOR, scf/bbl
Oil
Water
Pum Unit Change from 320 to 640 Unit
YEAR
Q1
Q2
Q3
Q4
10
11
12
13

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 32.366 | 0.000 | 24.922 | 0.000 | 88.160 | 0.000 | 2197.118 | 0.000 | 2197.118 |
| 12-2013 | 20.027 | 0.000 | 15.421 | 0.000 | 88.160 | 0.000 | 1359.493 | 0.000 | 1359.493 |
| 12-2014 | 13.917 | 0.000 | 10.716 | 0.000 | 88.160 | 0.000 | 944.741 | 0.000 | 944.741 |
| 12-2015 | 10.377 | 0.000 | 7.990 | 0.000 | 88.160 | 0.000 | 704.395 | 0.000 | 704.395 |
| 12-2016 | 8.112 | 0.000 | 6.246 | 0.000 | 88.160 | 0.000 | 550.689 | 0.000 | 550.689 |
| 12-2017 | 6.562 | 0.000 | 5.053 | 0.000 | 88.160 | 0.000 | 445.478 | 0.000 | 445.478 |
| 12-2018 | 5.447 | 0.000 | 4.194 | 0.000 | 88.160 | 0.000 | 369.783 | 0.000 | 369.783 |
| 12-2019 | 4.614 | 0.000 | 3.553 | 0.000 | 88.160 | 0.000 | 313.207 | 0.000 | 313.207 |
| 12-2020 | 3.972 | 0.000 | 3.058 | 0.000 | 88.160 | 0.000 | 269.625 | 0.000 | 269.625 |
| 12-2021 | 3.465 | 0.000 | 2.668 | 0.000 | 88.160 | 0.000 | 235.222 | 0.000 | 235.222 |
| 12-2022 | 3.057 | 0.000 | 2.354 | 0.000 | 88.160 | 0.000 | 207.509 | 0.000 | 207.509 |
| 12-2023 | 2.722 | 0.000 | 2.096 | 0.000 | 88.160 | 0.000 | 184.801 | 0.000 | 184.801 |
| 12-2024 | 2.444 | 0.000 | 1.882 | 0.000 | 88.160 | 0.000 | 165.921 | 0.000 | 165.921 |
| 12-2025 | 2.210 | 0.000 | 1.702 | 0.000 | 88.160 | 0.000 | 150.027 | 0.000 | 150.027 |
| 12-2026 | 2.011 | 0.000 | 1.548 | 0.000 | 88.160 | 0.000 | 136.497 | 0.000 | 136.497 |
| 12-2027 | 1.839 | 0.000 | 1.416 | 0.000 | 88.160 | 0.000 | 124.870 | 0.000 | 124.870 |
| 12-2028 | 1.690 | 0.000 | 1.302 | 0.000 | 88.160 | 0.000 | 114.741 | 0.000 | 114.741 |
| 12-2029 | 1.555 | 0.000 | 1.197 | 0.000 | 88.160 | 0.000 | 105.562 | 0.000 | 105.562 |
| 12-2030 | 1.431 | 0.000 | 1.102 | 0.000 | 88.160 | 0.000 | 97.117 | 0.000 | 97.117 |
| 12-2031 | 1.316 | 0.000 | 1.013 | 0.000 | 88.160 | 0.000 | 89.347 | 0.000 | 89.347 |
| S TOT | 129.136 | 0.000 | 99.434 | 0.000 | 88.160 | 0.000 | 8766.144 | 0.000 | 8766.144 |
| AFTER | 2.933 | 0.000 | 2.259 | 0.000 | 88.160 | 0.000 | 199.111 | 0.000 | 199.111 |
| TOTAL | 132.069 | 0.000 | 101.693 | 0.000 | 88.160 | 0.000 | 8965.255 | 0.000 | 8965.255 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 148.685 | 140.616 | 60.000 | 0.000 | 0.000 | 0.000 | 1847.817 | 1847.817 | 1770.454 |
| 12-2013 | 92.001 | 87.008 | 60.000 | 0.000 | 0.000 | 0.000 | 1120.484 | 2968.302 | 2745.326 |
| 12-2014 | 63.933 | 60.463 | 60.000 | 0.000 | 0.000 | 0.000 | 760.344 | 3728.646 | 3346.333 |
| 12-2015 | 47.668 | 45.081 | 60.000 | 0.000 | 0.000 | 0.000 | 551.646 | 4280.292 | 3742.573 |
| 12-2016 | 37.267 | 35.244 | 60.000 | 0.000 | 0.000 | 0.000 | 418.178 | 4698.470 | 4015.562 |
| 12-2017 | 30.147 | 28.511 | 60.000 | 0.000 | 0.000 | 0.000 | 326.820 | 5025.291 | 4209.477 |
| 12-2018 | 25.024 | 23.666 | 60.000 | 0.000 | 0.000 | 0.000 | 261.093 | 5286.383 | 4350.290 |
| 12-2019 | 21.196 | 20.045 | 60.000 | 0.000 | 0.000 | 0.000 | 211.966 | 5498.349 | 4454.204 |
| 12-2020 | 18.246 | 17.256 | 60.000 | 0.000 | 0.000 | 0.000 | 174.123 | 5672.472 | 4531.800 |
| 12-2021 | 15.918 | 15.054 | 60.000 | 0.000 | 0.000 | 0.000 | 144.250 | 5816.722 | 4590.236 |
| 12-2022 | 14.043 | 13.281 | 60.000 | 0.000 | 0.000 | 0.000 | 120.186 | 5936.908 | 4634.496 |
| 12-2023 | 12.506 | 11.827 | 60.000 | 0.000 | 0.000 | 0.000 | 100.468 | 6037.375 | 4668.130 |
| 12-2024 | 11.228 | 10.619 | 60.000 | 0.000 | 0.000 | 0.000 | 84.074 | 6121.450 | 4693.718 |
| 12-2025 | 10.153 | 9.602 | 60.000 | 0.000 | 0.000 | 0.000 | 70.272 | 6191.722 | 4713.161 |
| 12-2026 | 9.237 | 8.736 | 60.000 | 0.000 | 0.000 | 0.000 | 58.524 | 6250.246 | 4727.882 |
| 12-2027 | 8.450 | 7.992 | 60.000 | 0.000 | 0.000 | 0.000 | 48.428 | 6298.674 | 4738.957 |
| 12-2028 | 7.765 | 7.343 | 60.000 | 0.000 | 0.000 | 0.000 | 39.633 | 6338.307 | 4747.197 |
| 12-2029 | 7.144 | 6.756 | 60.000 | 0.000 | 0.000 | 0.000 | 31.662 | 6369.969 | 4753.184 |
| 12-2030 | 6.572 | 6.215 | 60.000 | 0.000 | 0.000 | 0.000 | 24.329 | 6394.298 | 4757.367 |
| 12-2031 | 6.046 | 5.718 | 60.000 | 0.000 | 0.000 | 0.000 | 17.583 | 6411.880 | 4760.117 |
| S TOT | 593.229 | 561.033 | 1200.000 | 0.000 | 0.000 | 0.000 | 6411.880 | 6411.880 | 4760.117 |
| AFTER | 13.474 | 12.743 | 155.000 | 0.000 | 0.000 | 0.000 | 17.894 | 6429.774 | 4762.575 |
| TOTAL | 606.704 | 573.776 | 1355.000 | 0.000 | 0.000 | 0.000 | 6429.774 | 6429.774 | 4762.575 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 217.222 | 0.000 |
| GROSS CUM., MB & MMF | 85.153 | 0.000 |
| GROSS RES., MB & MMF | 132.069 | 0.000 |
| NET RES., MB & MMF | 101.693 | 0.000 |
| NET REVENUE, M$ | 8965.256 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 22.58 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 5437.901 |
| 9.00 | 4879.789 |
| 10.00 | 4762.575 |
| 12.00 | 4549.233 |
| 15.00 | 4273.068 |
| 20.00 | 3900.844 |
| 40.00 | 3003.097 |
| 60.00 | 2526.188 |
| 120.00 | 1855.209 |
| 240.00 | 1374.863 |


WILKE NO.:
DILL EAST FIELD
KIMBALL CO., NE
OPERATOR: RECOVERY ENERGY INCORPORATED
OIL RSVS: 9184.658203 || GAS RSVS:0
PV10: 279055.15625 || SCEN: RED_JAN12
Gas, mcf/mo
Oil, bbl/mo
Water
1000
100
10
1
10000
1000
100
10
08
09
10
11
12
13
14
15
YEAR

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 7.550 | 0.000 | 5.153 | 0.000 | 88.160 | 0.000 | 454.280 | 0.000 | 454.280 |
| 12-2013 | 4.936 | 0.000 | 3.369 | 0.000 | 88.160 | 0.000 | 297.011 | 0.000 | 297.011 |
| 12-2014 | 0.971 | 0.000 | 0.663 | 0.000 | 88.160 | 0.000 | 58.428 | 0.000 | 58.428 |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 13.457 | 0.000 | 9.185 | 0.000 | 88.160 | 0.000 | 809.720 | 0.000 | 809.720 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 13.457 | 0.000 | 9.185 | 0.000 | 88.160 | 0.000 | 809.720 | 0.000 | 809.720 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 8.813 | 13.628 | 210.000 | 0.000 | 0.000 | 0.000 | 221.839 | 221.839 | 213.089 |
| 12-2013 | 5.762 | 8.910 | 210.000 | 0.000 | 0.000 | 0.000 | 72.339 | 294.178 | 276.564 |
| 12-2014 | 1.134 | 1.753 | 52.500 | 0.000 | 0.000 | 0.000 | 3.042 | 297.219 | 279.055 |
| 12-2015 | | | | | | | | | |
| 12-2016 | | | | | | | | | |
| 12-2017 | | | | | | | | | |
| 12-2018 | | | | | | | | | |
| 12-2019 | | | | | | | | | |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 15.709 | 24.292 | 472.500 | 0.000 | 0.000 | 0.000 | 297.219 | 297.219 | 279.055 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 297.219 | 279.055 |
| TOTAL | 15.709 | 24.292 | 472.500 | 0.000 | 0.000 | 0.000 | 297.219 | 297.219 | 279.055 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 4.0 | 0.0 |
| GROSS ULT., MB & MMF | 54.861 | 0.000 |
| GROSS CUM., MB & MMF | 41.404 | 0.000 |
| GROSS RES., MB & MMF | 13.457 | 0.000 |
| NET RES., MB & MMF | 9.185 | 0.000 |
| NET REVENUE, M$ | 809.720 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 68.250 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 2.25 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 87.500 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 287.694 |
| 9.00 | 280.718 |
| 10.00 | 279.055 |
| 12.00 | 275.820 |
| 15.00 | 271.181 |
| 20.00 | 263.971 |
| 40.00 | 240.296 |
| 60.00 | 222.484 |
| 120.00 | 187.942 |
| 240.00 | 153.707 |

**This Page Intentionally Left Blank**

Economic Cash Flow Presentations
Individual Wells for Non-Producing Properties
Proved Non-Producing

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 19.298 | 0.000 | 0.627 | 0.000 | 88.160 | 0.000 | 55.293 | 0.000 | 55.293 |
| 12-2013 | 8.581 | 0.000 | 0.279 | 0.000 | 88.160 | 0.000 | 24.588 | 0.000 | 24.588 |
| 12-2014 | 5.368 | 0.000 | 0.174 | 0.000 | 88.160 | 0.000 | 15.381 | 0.000 | 15.381 |
| 12-2015 | 3.916 | 0.000 | 0.127 | 0.000 | 88.160 | 0.000 | 11.220 | 0.000 | 11.220 |
| 12-2016 | 3.085 | 0.000 | 0.100 | 0.000 | 88.160 | 0.000 | 8.838 | 0.000 | 8.838 |
| 12-2017 | 2.545 | 0.000 | 0.083 | 0.000 | 88.160 | 0.000 | 7.292 | 0.000 | 7.292 |
| 12-2018 | 2.166 | 0.000 | 0.070 | 0.000 | 88.160 | 0.000 | 6.207 | 0.000 | 6.207 |
| 12-2019 | 1.886 | 0.000 | 0.061 | 0.000 | 88.160 | 0.000 | 5.404 | 0.000 | 5.404 |
| 12-2020 | 1.670 | 0.000 | 0.054 | 0.000 | 88.160 | 0.000 | 4.785 | 0.000 | 4.785 |
| 12-2021 | 1.498 | 0.000 | 0.049 | 0.000 | 88.160 | 0.000 | 4.293 | 0.000 | 4.293 |
| 12-2022 | 1.359 | 0.000 | 0.044 | 0.000 | 88.160 | 0.000 | 3.893 | 0.000 | 3.893 |
| 12-2023 | 1.243 | 0.000 | 0.040 | 0.000 | 88.160 | 0.000 | 3.561 | 0.000 | 3.561 |
| 12-2024 | 1.143 | 0.000 | 0.037 | 0.000 | 88.160 | 0.000 | 3.274 | 0.000 | 3.274 |
| 12-2025 | 1.051 | 0.000 | 0.034 | 0.000 | 88.160 | 0.000 | 3.012 | 0.000 | 3.012 |
| 12-2026 | 0.331 | 0.000 | 0.011 | 0.000 | 88.160 | 0.000 | 0.950 | 0.000 | 0.950 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 3.742 | 3.539 | 0.000 | 0.000 | 0.000 | 0.000 | 48.013 | 48.013 | 46.035 |
| 12-2013 | 1.664 | 1.574 | 0.000 | 0.000 | 0.000 | 0.000 | 21.350 | 69.363 | 64.634 |
| 12-2014 | 1.041 | 0.984 | 0.000 | 0.000 | 0.000 | 0.000 | 13.356 | 82.719 | 75.192 |
| 12-2015 | 0.759 | 0.718 | 0.000 | 0.000 | 0.000 | 0.000 | 9.743 | 92.462 | 82.189 |
| 12-2016 | 0.598 | 0.566 | 0.000 | 0.000 | 0.000 | 0.000 | 7.674 | 100.136 | 87.197 |
| 12-2017 | 0.493 | 0.467 | 0.000 | 0.000 | 0.000 | 0.000 | 6.332 | 106.468 | 90.952 |
| 12-2018 | 0.420 | 0.397 | 0.000 | 0.000 | 0.000 | 0.000 | 5.390 | 111.857 | 93.857 |
| 12-2019 | 0.366 | 0.346 | 0.000 | 0.000 | 0.000 | 0.000 | 4.692 | 116.550 | 96.156 |
| 12-2020 | 0.324 | 0.306 | 0.000 | 0.000 | 0.000 | 0.000 | 4.155 | 120.704 | 98.007 |
| 12-2021 | 0.291 | 0.275 | 0.000 | 0.000 | 0.000 | 0.000 | 3.728 | 124.432 | 99.516 |
| 12-2022 | 0.263 | 0.249 | 0.000 | 0.000 | 0.000 | 0.000 | 3.380 | 127.812 | 100.760 |
| 12-2023 | 0.241 | 0.228 | 0.000 | 0.000 | 0.000 | 0.000 | 3.092 | 130.904 | 101.794 |
| 12-2024 | 0.222 | 0.210 | 0.000 | 0.000 | 0.000 | 0.000 | 2.843 | 133.747 | 102.659 |
| 12-2025 | 0.204 | 0.193 | 0.000 | 0.000 | 0.000 | 0.000 | 2.616 | 136.363 | 103.382 |
| 12-2026 | 0.064 | 0.061 | 0.000 | 0.000 | 0.000 | 0.000 | 0.825 | 137.188 | 103.596 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 103.596 |
| TOTAL | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 55.141 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 55.141 | 0.000 |
| NET RES., MB & MMF | 1.792 | 0.000 |
| NET REVENUE, M$ | 157.991 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 3.250 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 14.33 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 0.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 117.336 |
| 9.00 | 105.988 |
| 10.00 | 103.596 |
| 12.00 | 99.239 |
| 15.00 | 93.600 |
| 20.00 | 86.017 |
| 40.00 | 67.878 |
| 60.00 | 58.273 |
| 120.00 | 44.447 |
| 240.00 | 33.944 |

# R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 19.298 | 0.000 | 0.627 | 0.000 | 88.160 | 0.000 | 55.293 | 0.000 | 55.293 |
| 12-2013 | 8.581 | 0.000 | 0.279 | 0.000 | 88.160 | 0.000 | 24.588 | 0.000 | 24.588 |
| 12-2014 | 5.368 | 0.000 | 0.174 | 0.000 | 88.160 | 0.000 | 15.381 | 0.000 | 15.381 |
| 12-2015 | 3.916 | 0.000 | 0.127 | 0.000 | 88.160 | 0.000 | 11.220 | 0.000 | 11.220 |
| 12-2016 | 3.085 | 0.000 | 0.100 | 0.000 | 88.160 | 0.000 | 8.838 | 0.000 | 8.838 |
| 12-2017 | 2.545 | 0.000 | 0.083 | 0.000 | 88.160 | 0.000 | 7.292 | 0.000 | 7.292 |
| 12-2018 | 2.166 | 0.000 | 0.070 | 0.000 | 88.160 | 0.000 | 6.207 | 0.000 | 6.207 |
| 12-2019 | 1.886 | 0.000 | 0.061 | 0.000 | 88.160 | 0.000 | 5.404 | 0.000 | 5.404 |
| 12-2020 | 1.670 | 0.000 | 0.054 | 0.000 | 88.160 | 0.000 | 4.785 | 0.000 | 4.785 |
| 12-2021 | 1.498 | 0.000 | 0.049 | 0.000 | 88.160 | 0.000 | 4.293 | 0.000 | 4.293 |
| 12-2022 | 1.359 | 0.000 | 0.044 | 0.000 | 88.160 | 0.000 | 3.893 | 0.000 | 3.893 |
| 12-2023 | 1.243 | 0.000 | 0.040 | 0.000 | 88.160 | 0.000 | 3.561 | 0.000 | 3.561 |
| 12-2024 | 1.143 | 0.000 | 0.037 | 0.000 | 88.160 | 0.000 | 3.274 | 0.000 | 3.274 |
| 12-2025 | 1.051 | 0.000 | 0.034 | 0.000 | 88.160 | 0.000 | 3.012 | 0.000 | 3.012 |
| 12-2026 | 0.331 | 0.000 | 0.011 | 0.000 | 88.160 | 0.000 | 0.950 | 0.000 | 0.950 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 55.141 | 0.000 | 1.792 | 0.000 | 88.160 | 0.000 | 157.991 | 0.000 | 157.991 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 3.742 | 3.539 | 0.000 | 0.000 | 0.000 | 0.000 | 48.013 | 48.013 | 46.035 |
| 12-2013 | 1.664 | 1.574 | 0.000 | 0.000 | 0.000 | 0.000 | 21.350 | 69.363 | 64.634 |
| 12-2014 | 1.041 | 0.984 | 0.000 | 0.000 | 0.000 | 0.000 | 13.356 | 82.719 | 75.192 |
| 12-2015 | 0.759 | 0.718 | 0.000 | 0.000 | 0.000 | 0.000 | 9.743 | 92.462 | 82.189 |
| 12-2016 | 0.598 | 0.566 | 0.000 | 0.000 | 0.000 | 0.000 | 7.674 | 100.136 | 87.197 |
| 12-2017 | 0.493 | 0.467 | 0.000 | 0.000 | 0.000 | 0.000 | 6.332 | 106.468 | 90.952 |
| 12-2018 | 0.420 | 0.397 | 0.000 | 0.000 | 0.000 | 0.000 | 5.390 | 111.857 | 93.857 |
| 12-2019 | 0.366 | 0.346 | 0.000 | 0.000 | 0.000 | 0.000 | 4.692 | 116.550 | 96.156 |
| 12-2020 | 0.324 | 0.306 | 0.000 | 0.000 | 0.000 | 0.000 | 4.155 | 120.704 | 98.007 |
| 12-2021 | 0.291 | 0.275 | 0.000 | 0.000 | 0.000 | 0.000 | 3.728 | 124.432 | 99.516 |
| 12-2022 | 0.263 | 0.249 | 0.000 | 0.000 | 0.000 | 0.000 | 3.380 | 127.812 | 100.760 |
| 12-2023 | 0.241 | 0.228 | 0.000 | 0.000 | 0.000 | 0.000 | 3.092 | 130.904 | 101.794 |
| 12-2024 | 0.222 | 0.210 | 0.000 | 0.000 | 0.000 | 0.000 | 2.843 | 133.747 | 102.659 |
| 12-2025 | 0.204 | 0.193 | 0.000 | 0.000 | 0.000 | 0.000 | 2.616 | 136.363 | 103.382 |
| 12-2026 | 0.064 | 0.061 | 0.000 | 0.000 | 0.000 | 0.000 | 0.825 | 137.188 | 103.596 |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 103.596 |
| TOTAL | 10.692 | 10.111 | 0.000 | 0.000 | 0.000 | 0.000 | 137.188 | 137.188 | 103.596 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 55.141 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 55.141 | 0.000 |
| NET RES., MB & MMF | 1.792 | 0.000 |
| NET REVENUE, M$ | 157.991 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 3.250 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 14.33 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 0.00 |
| DISCOUNTED PAYOUT, YRS. | 0.00 |
| UNDISCOUNTED NET/INVEST. | 0.00 |
| DISCOUNTED NET/INVEST. | 0.00 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 0.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 117.336 |
| 9.00 | 105.988 |
| 10.00 | 103.596 |
| 12.00 | 99.239 |
| 15.00 | 93.600 |
| 20.00 | 86.017 |
| 40.00 | 67.878 |
| 60.00 | 58.273 |
| 120.00 | 44.447 |
| 240.00 | 33.944 |

Economic Cash Flow Presentations
Individual Wells for Non-Producing Properties
Proved Undeveloped

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 71.452 | 0.000 | 56.512 | 0.000 | 88.160 | 0.000 | 4982.078 | 0.000 | 4982.078 |
| 12-2013 | 89.769 | 0.000 | 68.915 | 0.000 | 88.160 | 0.000 | 6075.512 | 0.000 | 6075.512 |
| 12-2014 | 61.860 | 0.000 | 47.755 | 0.000 | 88.160 | 0.000 | 4210.124 | 0.000 | 4210.124 |
| 12-2015 | 47.262 | 0.000 | 36.641 | 0.000 | 88.160 | 0.000 | 3230.260 | 0.000 | 3230.260 |
| 12-2016 | 38.375 | 0.000 | 29.848 | 0.000 | 88.160 | 0.000 | 2631.426 | 0.000 | 2631.426 |
| 12-2017 | 32.422 | 0.000 | 25.284 | 0.000 | 88.160 | 0.000 | 2229.042 | 0.000 | 2229.042 |
| 12-2018 | 28.145 | 0.000 | 21.995 | 0.000 | 88.160 | 0.000 | 1939.068 | 0.000 | 1939.068 |
| 12-2019 | 24.907 | 0.000 | 19.497 | 0.000 | 88.160 | 0.000 | 1718.837 | 0.000 | 1718.837 |
| 12-2020 | 19.431 | 0.000 | 15.314 | 0.000 | 88.160 | 0.000 | 1350.046 | 0.000 | 1350.046 |
| 12-2021 | 14.178 | 0.000 | 11.085 | 0.000 | 88.160 | 0.000 | 977.267 | 0.000 | 977.267 |
| 12-2022 | 10.676 | 0.000 | 8.263 | 0.000 | 88.160 | 0.000 | 728.468 | 0.000 | 728.468 |
| 12-2023 | 8.969 | 0.000 | 6.945 | 0.000 | 88.160 | 0.000 | 612.239 | 0.000 | 612.239 |
| 12-2024 | 7.761 | 0.000 | 6.010 | 0.000 | 88.160 | 0.000 | 529.833 | 0.000 | 529.833 |
| 12-2025 | 7.235 | 0.000 | 5.600 | 0.000 | 88.160 | 0.000 | 493.686 | 0.000 | 493.686 |
| 12-2026 | 6.761 | 0.000 | 5.231 | 0.000 | 88.160 | 0.000 | 461.142 | 0.000 | 461.142 |
| 12-2027 | 6.333 | 0.000 | 4.897 | 0.000 | 88.160 | 0.000 | 431.713 | 0.000 | 431.713 |
| 12-2028 | 5.945 | 0.000 | 4.594 | 0.000 | 88.160 | 0.000 | 405.001 | 0.000 | 405.001 |
| 12-2029 | 5.591 | 0.000 | 4.318 | 0.000 | 88.160 | 0.000 | 380.680 | 0.000 | 380.680 |
| 12-2030 | 5.269 | 0.000 | 4.066 | 0.000 | 88.160 | 0.000 | 358.475 | 0.000 | 358.475 |
| 12-2031 | 4.974 | 0.000 | 3.836 | 0.000 | 88.160 | 0.000 | 338.153 | 0.000 | 338.153 |
| S TOT | 497.315 | 0.000 | 386.604 | 0.000 | 88.160 | 0.000 | 34083.051 | 0.000 | 34083.051 |
| AFTER | 7.764 | 0.000 | 5.940 | 0.000 | 88.160 | 0.000 | 523.683 | 0.000 | 523.683 |
| TOTAL | 505.079 | 0.000 | 392.545 | 0.000 | 88.160 | 0.000 | 34606.734 | 0.000 | 34606.734 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 123.617 | 168.454 | 312.750 | 0.000 | 0.000 | 8480.500 | -4103.242 | -4103.242 | -4012.474 |
| 12-2013 | 191.300 | 233.988 | 479.250 | 0.000 | 0.000 | 0.000 | 5170.975 | 1067.733 | 488.046 |
| 12-2014 | 125.239 | 156.986 | 479.250 | 0.000 | 0.000 | 0.000 | 3448.648 | 4516.381 | 3213.890 |
| 12-2015 | 91.505 | 117.219 | 479.250 | 0.000 | 0.000 | 0.000 | 2542.286 | 7058.667 | 5039.619 |
| 12-2016 | 71.549 | 93.381 | 479.250 | 0.000 | 0.000 | 0.000 | 1987.247 | 9045.914 | 6336.544 |
| 12-2017 | 58.564 | 77.662 | 479.250 | 0.000 | 0.000 | 0.000 | 1613.567 | 10659.480 | 7293.632 |
| 12-2018 | 49.502 | 66.542 | 479.250 | 0.000 | 0.000 | 0.000 | 1343.774 | 12003.254 | 8018.118 |
| 12-2019 | 42.833 | 58.247 | 479.250 | 0.000 | 0.000 | 0.000 | 1138.507 | 13141.761 | 8576.071 |
| 12-2020 | 33.940 | 45.959 | 432.000 | 0.000 | 0.000 | 0.000 | 838.147 | 13979.908 | 8950.422 |
| 12-2021 | 25.407 | 33.860 | 391.500 | 0.000 | 0.000 | 0.000 | 526.500 | 14506.408 | 9164.082 |
| 12-2022 | 19.582 | 25.693 | 270.000 | 0.000 | 0.000 | 0.000 | 413.193 | 14919.601 | 9316.208 |
| 12-2023 | 13.907 | 19.797 | 238.500 | 0.000 | 0.000 | 0.000 | 340.036 | 15259.637 | 9430.125 |
| 12-2024 | 10.279 | 15.895 | 216.000 | 0.000 | 0.000 | 0.000 | 287.659 | 15547.296 | 9517.636 |
| 12-2025 | 9.578 | 14.811 | 216.000 | 0.000 | 0.000 | 0.000 | 253.298 | 15800.594 | 9587.690 |
| 12-2026 | 8.946 | 13.834 | 216.000 | 0.000 | 0.000 | 0.000 | 222.362 | 16022.956 | 9643.599 |
| 12-2027 | 8.375 | 12.951 | 216.000 | 0.000 | 0.000 | 0.000 | 194.386 | 16217.342 | 9688.033 |
| 12-2028 | 7.857 | 12.150 | 216.000 | 0.000 | 0.000 | 0.000 | 168.994 | 16386.336 | 9723.152 |
| 12-2029 | 7.385 | 11.420 | 216.000 | 0.000 | 0.000 | 0.000 | 145.874 | 16532.211 | 9750.713 |
| 12-2030 | 6.954 | 10.754 | 216.000 | 0.000 | 0.000 | 0.000 | 124.766 | 16656.977 | 9772.144 |
| 12-2031 | 6.560 | 10.145 | 216.000 | 0.000 | 0.000 | 0.000 | 105.449 | 16762.426 | 9788.612 |
| S TOT | 912.878 | 1199.748 | 6727.500 | 0.000 | 0.000 | 8480.500 | 16762.426 | 16762.426 | 9788.612 |
| AFTER | 10.159 | 15.710 | 342.000 | 0.000 | 0.000 | 0.000 | 155.813 | 16918.238 | 9809.886 |
| TOTAL | 923.037 | 1215.458 | 7069.500 | 0.000 | 0.000 | 8480.500 | 16918.238 | 16918.238 | 9809.886 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 9.0 | 0.0 |
| GROSS ULT., MB & MMF | 505.079 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 505.079 | 0.000 |
| NET RES., MB & MMF | 392.545 | 0.000 |
| NET REVENUE, M$ | 34606.730 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 79.091 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 22.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.79 |
| DISCOUNTED PAYOUT, YRS. | 1.89 |
| UNDISCOUNTED NET/INVEST. | 2.99 |
| DISCOUNTED NET/INVEST. | 2.20 |
| RATE-OF-RETURN, PCT. | 81.33 |
| INITIAL W.I., PCT. | 98.105 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 12666.878 |
| 9.00 | 10302.962 |
| 10.00 | 9809.884 |
| 12.00 | 8916.126 |
| 15.00 | 7767.521 |
| 20.00 | 6238.650 |
| 40.00 | 2703.976 |
| 60.00 | 979.477 |
| 120.00 | -1123.306 |
| 240.00 | -2273.849 |

LARSON 24-20
PROSPECT: PIERRE-PAUL
COUNTY: KIMBALL STATE: NE
OPERATOR: RECOVERY ENERGY COMPA
3PUD

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 10.181 | 0.000 | 8.145 | 0.000 | 88.160 | 0.000 | 718.050 | 0.000 | 718.050 |
| 12-2013 | 7.190 | 0.000 | 5.752 | 0.000 | 88.160 | 0.000 | 507.064 | 0.000 | 507.064 |
| 12-2014 | 5.655 | 0.000 | 4.524 | 0.000 | 88.160 | 0.000 | 398.817 | 0.000 | 398.817 |
| 12-2015 | 4.704 | 0.000 | 3.764 | 0.000 | 88.160 | 0.000 | 331.792 | 0.000 | 331.792 |
| 12-2016 | 4.052 | 0.000 | 3.242 | 0.000 | 88.160 | 0.000 | 285.774 | 0.000 | 285.774 |
| 12-2017 | 3.573 | 0.000 | 2.859 | 0.000 | 88.160 | 0.000 | 252.022 | 0.000 | 252.022 |
| 12-2018 | 3.206 | 0.000 | 2.565 | 0.000 | 88.160 | 0.000 | 226.098 | 0.000 | 226.098 |
| 12-2019 | 2.914 | 0.000 | 2.331 | 0.000 | 88.160 | 0.000 | 205.497 | 0.000 | 205.497 |
| 12-2020 | 2.147 | 0.000 | 1.717 | 0.000 | 88.160 | 0.000 | 151.394 | 0.000 | 151.394 |
| 12-2021 | 0.817 | 0.000 | 0.653 | 0.000 | 88.160 | 0.000 | 57.607 | 0.000 | 57.607 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 44.438 | 0.000 | 35.550 | 0.000 | 88.160 | 0.000 | 3134.115 | 0.000 | 3134.115 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 44.438 | 0.000 | 35.550 | 0.000 | 88.160 | 0.000 | 3134.115 | 0.000 | 3134.115 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 13.930 | 21.542 | 54.000 | 0.000 | 0.000 | 850.000 | -221.422 | -221.422 | -248.245 |
| 12-2013 | 9.837 | 15.212 | 54.000 | 0.000 | 0.000 | 0.000 | 428.015 | 206.594 | 123.808 |
| 12-2014 | 7.737 | 11.965 | 54.000 | 0.000 | 0.000 | 0.000 | 325.115 | 531.709 | 380.576 |
| 12-2015 | 6.437 | 9.954 | 54.000 | 0.000 | 0.000 | 0.000 | 261.401 | 793.110 | 568.193 |
| 12-2016 | 5.544 | 8.573 | 54.000 | 0.000 | 0.000 | 0.000 | 217.657 | 1010.768 | 710.181 |
| 12-2017 | 4.889 | 7.561 | 54.000 | 0.000 | 0.000 | 0.000 | 185.572 | 1196.339 | 820.215 |
| 12-2018 | 4.386 | 6.783 | 54.000 | 0.000 | 0.000 | 0.000 | 160.929 | 1357.268 | 906.953 |
| 12-2019 | 3.987 | 6.165 | 54.000 | 0.000 | 0.000 | 0.000 | 141.346 | 1498.614 | 976.204 |
| 12-2020 | 2.937 | 4.542 | 54.000 | 0.000 | 0.000 | 0.000 | 89.915 | 1588.529 | 1016.572 |
| 12-2021 | 1.118 | 1.728 | 40.500 | 0.000 | 0.000 | 0.000 | 14.261 | 1602.790 | 1022.486 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 60.802 | 94.023 | 526.500 | 0.000 | 0.000 | 850.000 | 1602.790 | 1602.790 | 1022.486 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1602.790 | 1022.486 |
| TOTAL | 60.802 | 94.023 | 526.500 | 0.000 | 0.000 | 850.000 | 1602.790 | 1602.790 | 1022.486 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 44.438 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 44.438 | 0.000 |
| NET RES., MB & MMF | 35.550 | 0.000 |
| NET REVENUE, M$ | 3134.115 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 80.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 9.75 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.52 |
| DISCOUNTED PAYOUT, YRS. | 1.67 |
| UNDISCOUNTED NET/INVEST. | 2.89 |
| DISCOUNTED NET/INVEST. | 2.20 |
| RATE-OF-RETURN, PCT. | 72.83 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1272.650 |
| 9.00 | 1067.418 |
| 10.00 | 1022.486 |
| 12.00 | 939.112 |
| 15.00 | 828.262 |
| 20.00 | 674.178 |
| 40.00 | 289.038 |
| 60.00 | 84.914 |
| 120.00 | -189.779 |
| 240.00 | -373.964 |

LUKASSEN 41-18
PROSPECT: WILKE
COUNTY: BANNER STATE: NE
OPERATOR: RECOVERY ENERGY INCOR
3PUD

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 1.043 | 0.000 | 0.782 | 0.000 | 88.160 | 0.000 | 68.938 | 0.000 | 68.938 |
| 12-2013 | 10.035 | 0.000 | 7.526 | 0.000 | 88.160 | 0.000 | 663.532 | 0.000 | 663.532 |
| 12-2014 | 7.306 | 0.000 | 5.479 | 0.000 | 88.160 | 0.000 | 483.054 | 0.000 | 483.054 |
| 12-2015 | 5.815 | 0.000 | 4.361 | 0.000 | 88.160 | 0.000 | 384.468 | 0.000 | 384.468 |
| 12-2016 | 4.863 | 0.000 | 3.648 | 0.000 | 88.160 | 0.000 | 321.571 | 0.000 | 321.571 |
| 12-2017 | 4.199 | 0.000 | 3.149 | 0.000 | 88.160 | 0.000 | 277.646 | 0.000 | 277.646 |
| 12-2018 | 3.707 | 0.000 | 2.780 | 0.000 | 88.160 | 0.000 | 245.084 | 0.000 | 245.084 |
| 12-2019 | 3.326 | 0.000 | 2.494 | 0.000 | 88.160 | 0.000 | 219.897 | 0.000 | 219.897 |
| 12-2020 | 3.022 | 0.000 | 2.266 | 0.000 | 88.160 | 0.000 | 199.786 | 0.000 | 199.786 |
| 12-2021 | 2.773 | 0.000 | 2.079 | 0.000 | 88.160 | 0.000 | 183.325 | 0.000 | 183.325 |
| 12-2022 | 2.565 | 0.000 | 1.924 | 0.000 | 88.160 | 0.000 | 169.581 | 0.000 | 169.581 |
| 12-2023 | 2.388 | 0.000 | 1.791 | 0.000 | 88.160 | 0.000 | 157.918 | 0.000 | 157.918 |
| 12-2024 | 2.237 | 0.000 | 1.677 | 0.000 | 88.160 | 0.000 | 147.886 | 0.000 | 147.886 |
| 12-2025 | 2.105 | 0.000 | 1.578 | 0.000 | 88.160 | 0.000 | 139.158 | 0.000 | 139.158 |
| 12-2026 | 1.989 | 0.000 | 1.491 | 0.000 | 88.160 | 0.000 | 131.488 | 0.000 | 131.488 |
| 12-2027 | 1.886 | 0.000 | 1.414 | 0.000 | 88.160 | 0.000 | 124.691 | 0.000 | 124.691 |
| 12-2028 | 1.794 | 0.000 | 1.346 | 0.000 | 88.160 | 0.000 | 118.622 | 0.000 | 118.622 |
| 12-2029 | 1.712 | 0.000 | 1.284 | 0.000 | 88.160 | 0.000 | 113.167 | 0.000 | 113.167 |
| 12-2030 | 1.637 | 0.000 | 1.228 | 0.000 | 88.160 | 0.000 | 108.236 | 0.000 | 108.236 |
| 12-2031 | 1.569 | 0.000 | 1.177 | 0.000 | 88.160 | 0.000 | 103.754 | 0.000 | 103.754 |
| S TOT | 65.968 | 0.000 | 49.476 | 0.000 | 88.160 | 0.000 | 4361.804 | 0.000 | 4361.804 |
| AFTER | 2.932 | 0.000 | 2.199 | 0.000 | 88.160 | 0.000 | 193.865 | 0.000 | 193.865 |
| TOTAL | 68.900 | 0.000 | 51.675 | 0.000 | 88.160 | 0.000 | 4555.668 | 0.000 | 4555.668 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 1.337 | 2.068 | 4.500 | 0.000 | 0.000 | 1355.000 | -1293.968 | -1293.968 | -1185.936 |
| 12-2013 | 12.873 | 19.906 | 54.000 | 0.000 | 0.000 | 0.000 | 576.754 | -717.214 | -684.180 |
| 12-2014 | 9.371 | 14.492 | 54.000 | 0.000 | 0.000 | 0.000 | 405.191 | -312.023 | -364.030 |
| 12-2015 | 7.459 | 11.534 | 54.000 | 0.000 | 0.000 | 0.000 | 311.475 | -0.547 | -140.411 |
| 12-2016 | 6.238 | 9.647 | 54.000 | 0.000 | 0.000 | 0.000 | 251.686 | 251.139 | 23.807 |
| 12-2017 | 5.386 | 8.329 | 54.000 | 0.000 | 0.000 | 0.000 | 209.930 | 461.069 | 148.304 |
| 12-2018 | 4.755 | 7.353 | 54.000 | 0.000 | 0.000 | 0.000 | 178.977 | 640.046 | 244.781 |
| 12-2019 | 4.266 | 6.597 | 54.000 | 0.000 | 0.000 | 0.000 | 155.034 | 795.080 | 320.746 |
| 12-2020 | 3.876 | 5.994 | 54.000 | 0.000 | 0.000 | 0.000 | 135.917 | 930.997 | 381.284 |
| 12-2021 | 3.556 | 5.500 | 54.000 | 0.000 | 0.000 | 0.000 | 120.268 | 1051.265 | 429.980 |
| 12-2022 | 3.290 | 5.087 | 54.000 | 0.000 | 0.000 | 0.000 | 107.203 | 1158.469 | 469.437 |
| 12-2023 | 3.064 | 4.738 | 54.000 | 0.000 | 0.000 | 0.000 | 96.117 | 1254.585 | 501.597 |
| 12-2024 | 2.869 | 4.437 | 54.000 | 0.000 | 0.000 | 0.000 | 86.581 | 1341.166 | 527.932 |
| 12-2025 | 2.700 | 4.175 | 54.000 | 0.000 | 0.000 | 0.000 | 78.283 | 1419.449 | 549.577 |
| 12-2026 | 2.551 | 3.945 | 54.000 | 0.000 | 0.000 | 0.000 | 70.993 | 1490.442 | 567.422 |
| 12-2027 | 2.419 | 3.741 | 54.000 | 0.000 | 0.000 | 0.000 | 64.531 | 1554.973 | 582.168 |
| 12-2028 | 2.301 | 3.559 | 54.000 | 0.000 | 0.000 | 0.000 | 58.762 | 1613.735 | 594.375 |
| 12-2029 | 2.195 | 3.395 | 54.000 | 0.000 | 0.000 | 0.000 | 53.577 | 1667.312 | 604.492 |
| 12-2030 | 2.100 | 3.247 | 54.000 | 0.000 | 0.000 | 0.000 | 48.889 | 1716.202 | 612.885 |
| 12-2031 | 2.013 | 3.113 | 54.000 | 0.000 | 0.000 | 0.000 | 44.628 | 1760.830 | 619.851 |
| S TOT | 84.619 | 130.854 | 1030.500 | 0.000 | 0.000 | 1355.000 | 1760.830 | 1760.830 | 619.851 |
| AFTER | 3.761 | 5.816 | 108.000 | 0.000 | 0.000 | 0.000 | 76.288 | 1837.117 | 630.225 |
| TOTAL | 88.380 | 136.670 | 1138.500 | 0.000 | 0.000 | 1355.000 | 1837.117 | 1837.117 | 630.225 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 68.900 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 68.900 | 0.000 |
| NET RES., MB & MMF | 51.675 | 0.000 |
| NET REVENUE, M$ | 4555.668 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 75.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 22.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 4.00 |
| DISCOUNTED PAYOUT, YRS. | 4.86 |
| UNDISCOUNTED NET/INVEST. | 2.36 |
| DISCOUNTED NET/INVEST. | 1.51 |
| RATE-OF-RETURN, PCT. | 27.43 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1073.658 |
| 9.00 | 702.401 |
| 10.00 | 630.225 |
| 12.00 | 504.241 |
| 15.00 | 351.774 |
| 20.00 | 166.028 |
| 40.00 | -179.627 |
| 60.00 | -294.723 |
| 120.00 | -351.046 |
| 240.00 | -293.577 |

LUKASSEN 42-7
PROSPECT: WILKE
COUNTY: BANNER STATE: NE
OPERATOR: RECOVERY ENERGY INCOR
3PUD

DATE : 03/06/2012
TIME : 10:19:35
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.044 | 0.000 | 1.533 | 0.000 | 88.160 | 0.000 | 135.139 | 0.000 | 135.139 |
| 12-2013 | 9.722 | 0.000 | 7.291 | 0.000 | 88.160 | 0.000 | 642.808 | 0.000 | 642.808 |
| 12-2014 | 7.149 | 0.000 | 5.362 | 0.000 | 88.160 | 0.000 | 472.716 | 0.000 | 472.716 |
| 12-2015 | 5.720 | 0.000 | 4.290 | 0.000 | 88.160 | 0.000 | 378.195 | 0.000 | 378.195 |
| 12-2016 | 4.799 | 0.000 | 3.599 | 0.000 | 88.160 | 0.000 | 317.328 | 0.000 | 317.328 |
| 12-2017 | 4.153 | 0.000 | 3.114 | 0.000 | 88.160 | 0.000 | 274.570 | 0.000 | 274.570 |
| 12-2018 | 3.671 | 0.000 | 2.753 | 0.000 | 88.160 | 0.000 | 242.743 | 0.000 | 242.743 |
| 12-2019 | 3.298 | 0.000 | 2.473 | 0.000 | 88.160 | 0.000 | 218.052 | 0.000 | 218.052 |
| 12-2020 | 2.999 | 0.000 | 2.249 | 0.000 | 88.160 | 0.000 | 198.290 | 0.000 | 198.290 |
| 12-2021 | 2.754 | 0.000 | 2.065 | 0.000 | 88.160 | 0.000 | 182.086 | 0.000 | 182.086 |
| 12-2022 | 2.549 | 0.000 | 1.912 | 0.000 | 88.160 | 0.000 | 168.537 | 0.000 | 168.537 |
| 12-2023 | 2.375 | 0.000 | 1.781 | 0.000 | 88.160 | 0.000 | 157.025 | 0.000 | 157.025 |
| 12-2024 | 2.225 | 0.000 | 1.669 | 0.000 | 88.160 | 0.000 | 147.113 | 0.000 | 147.113 |
| 12-2025 | 2.094 | 0.000 | 1.571 | 0.000 | 88.160 | 0.000 | 138.481 | 0.000 | 138.481 |
| 12-2026 | 1.980 | 0.000 | 1.485 | 0.000 | 88.160 | 0.000 | 130.891 | 0.000 | 130.891 |
| 12-2027 | 1.878 | 0.000 | 1.408 | 0.000 | 88.160 | 0.000 | 124.159 | 0.000 | 124.159 |
| 12-2028 | 1.787 | 0.000 | 1.340 | 0.000 | 88.160 | 0.000 | 118.146 | 0.000 | 118.146 |
| 12-2029 | 1.705 | 0.000 | 1.279 | 0.000 | 88.160 | 0.000 | 112.738 | 0.000 | 112.738 |
| 12-2030 | 1.631 | 0.000 | 1.223 | 0.000 | 88.160 | 0.000 | 107.846 | 0.000 | 107.846 |
| 12-2031 | 1.564 | 0.000 | 1.173 | 0.000 | 88.160 | 0.000 | 103.398 | 0.000 | 103.398 |
| S TOT | 66.096 | 0.000 | 49.572 | 0.000 | 88.160 | 0.000 | 4370.259 | 0.000 | 4370.259 |
| AFTER | 2.804 | 0.000 | 2.103 | 0.000 | 88.160 | 0.000 | 185.408 | 0.000 | 185.408 |
| TOTAL | 68.900 | 0.000 | 51.675 | 0.000 | 88.160 | 0.000 | 4555.667 | 0.000 | 4555.667 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 2.622 | 4.054 | 9.000 | 0.000 | 0.000 | 1355.000 | -1235.536 | -1235.536 | -1142.062 |
| 12-2013 | 12.470 | 19.284 | 54.000 | 0.000 | 0.000 | 0.000 | 557.053 | -678.483 | -657.500 |
| 12-2014 | 9.171 | 14.181 | 54.000 | 0.000 | 0.000 | 0.000 | 395.364 | -283.120 | -345.132 |
| 12-2015 | 7.337 | 11.346 | 54.000 | 0.000 | 0.000 | 0.000 | 305.512 | 22.392 | -125.800 |
| 12-2016 | 6.156 | 9.520 | 54.000 | 0.000 | 0.000 | 0.000 | 247.652 | 270.044 | 35.783 |
| 12-2017 | 5.327 | 8.237 | 54.000 | 0.000 | 0.000 | 0.000 | 207.006 | 477.050 | 158.543 |
| 12-2018 | 4.709 | 7.282 | 54.000 | 0.000 | 0.000 | 0.000 | 176.751 | 653.802 | 253.820 |
| 12-2019 | 4.230 | 6.542 | 54.000 | 0.000 | 0.000 | 0.000 | 153.280 | 807.082 | 328.924 |
| 12-2020 | 3.847 | 5.949 | 54.000 | 0.000 | 0.000 | 0.000 | 134.495 | 941.577 | 388.829 |
| 12-2021 | 3.532 | 5.463 | 54.000 | 0.000 | 0.000 | 0.000 | 119.091 | 1060.667 | 437.048 |
| 12-2022 | 3.270 | 5.056 | 54.000 | 0.000 | 0.000 | 0.000 | 106.211 | 1166.878 | 476.140 |
| 12-2023 | 3.046 | 4.711 | 54.000 | 0.000 | 0.000 | 0.000 | 95.268 | 1262.146 | 508.015 |
| 12-2024 | 2.854 | 4.413 | 54.000 | 0.000 | 0.000 | 0.000 | 85.845 | 1347.992 | 534.126 |
| 12-2025 | 2.687 | 4.154 | 54.000 | 0.000 | 0.000 | 0.000 | 77.640 | 1425.632 | 555.594 |
| 12-2026 | 2.539 | 3.927 | 54.000 | 0.000 | 0.000 | 0.000 | 70.425 | 1496.056 | 573.296 |
| 12-2027 | 2.409 | 3.725 | 54.000 | 0.000 | 0.000 | 0.000 | 64.026 | 1560.082 | 587.926 |
| 12-2028 | 2.292 | 3.544 | 54.000 | 0.000 | 0.000 | 0.000 | 58.309 | 1618.391 | 600.039 |
| 12-2029 | 2.187 | 3.382 | 54.000 | 0.000 | 0.000 | 0.000 | 53.168 | 1671.560 | 610.080 |
| 12-2030 | 2.092 | 3.235 | 54.000 | 0.000 | 0.000 | 0.000 | 48.518 | 1720.078 | 618.409 |
| 12-2031 | 2.006 | 3.102 | 54.000 | 0.000 | 0.000 | 0.000 | 44.291 | 1764.369 | 625.321 |
| S TOT | 84.783 | 131.108 | 1035.000 | 0.000 | 0.000 | 1355.000 | 1764.369 | 1764.369 | 625.321 |
| AFTER | 3.597 | 5.562 | 103.500 | 0.000 | 0.000 | 0.000 | 72.749 | 1837.118 | 635.251 |
| TOTAL | 88.380 | 136.670 | 1138.500 | 0.000 | 0.000 | 1355.000 | 1837.118 | 1837.118 | 635.251 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 68.900 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 68.900 | 0.000 |
| NET RES., MB & MMF | 51.675 | 0.000 |
| NET REVENUE, M$ | 4555.667 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 75.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 21.92 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 3.93 |
| DISCOUNTED PAYOUT, YRS. | 4.78 |
| UNDISCOUNTED NET/INVEST. | 2.36 |
| DISCOUNTED NET/INVEST. | 1.51 |
| RATE-OF-RETURN, PCT. | 27.42 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1078.032 |
| 9.00 | 707.463 |
| 10.00 | 635.251 |
| 12.00 | 509.026 |
| 15.00 | 355.895 |
| 20.00 | 168.570 |
| 40.00 | -184.735 |
| 60.00 | -306.495 |
| 120.00 | -374.886 |
| 240.00 | -325.096 |

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 12.470 | 0.000 | 9.851 | 0.000 | 88.160 | 0.000 | 868.489 | 0.000 | 868.489 |
| 12-2013 | 6.602 | 0.000 | 5.216 | 0.000 | 88.160 | 0.000 | 459.814 | 0.000 | 459.814 |
| 12-2014 | 4.911 | 0.000 | 3.880 | 0.000 | 88.160 | 0.000 | 342.018 | 0.000 | 342.018 |
| 12-2015 | 4.026 | 0.000 | 3.181 | 0.000 | 88.160 | 0.000 | 280.406 | 0.000 | 280.406 |
| 12-2016 | 3.465 | 0.000 | 2.737 | 0.000 | 88.160 | 0.000 | 241.323 | 0.000 | 241.323 |
| 12-2017 | 3.071 | 0.000 | 2.426 | 0.000 | 88.160 | 0.000 | 213.865 | 0.000 | 213.865 |
| 12-2018 | 2.775 | 0.000 | 2.193 | 0.000 | 88.160 | 0.000 | 193.297 | 0.000 | 193.297 |
| 12-2019 | 2.543 | 0.000 | 2.009 | 0.000 | 88.160 | 0.000 | 177.082 | 0.000 | 177.082 |
| 12-2020 | 2.339 | 0.000 | 1.848 | 0.000 | 88.160 | 0.000 | 162.908 | 0.000 | 162.908 |
| 12-2021 | 2.152 | 0.000 | 1.700 | 0.000 | 88.160 | 0.000 | 149.876 | 0.000 | 149.876 |
| 12-2022 | 1.980 | 0.000 | 1.564 | 0.000 | 88.160 | 0.000 | 137.886 | 0.000 | 137.886 |
| 12-2023 | 1.821 | 0.000 | 1.439 | 0.000 | 88.160 | 0.000 | 126.855 | 0.000 | 126.855 |
| 12-2024 | 1.676 | 0.000 | 1.324 | 0.000 | 88.160 | 0.000 | 116.706 | 0.000 | 116.706 |
| 12-2025 | 1.542 | 0.000 | 1.218 | 0.000 | 88.160 | 0.000 | 107.370 | 0.000 | 107.370 |
| 12-2026 | 1.418 | 0.000 | 1.120 | 0.000 | 88.160 | 0.000 | 98.780 | 0.000 | 98.780 |
| 12-2027 | 1.305 | 0.000 | 1.031 | 0.000 | 88.160 | 0.000 | 90.878 | 0.000 | 90.878 |
| 12-2028 | 1.200 | 0.000 | 0.948 | 0.000 | 88.160 | 0.000 | 83.608 | 0.000 | 83.608 |
| 12-2029 | 1.104 | 0.000 | 0.872 | 0.000 | 88.160 | 0.000 | 76.919 | 0.000 | 76.919 |
| 12-2030 | 1.016 | 0.000 | 0.803 | 0.000 | 88.160 | 0.000 | 70.766 | 0.000 | 70.766 |
| 12-2031 | 0.935 | 0.000 | 0.738 | 0.000 | 88.160 | 0.000 | 65.104 | 0.000 | 65.104 |
| S TOT | 58.351 | 0.000 | 46.097 | 0.000 | 88.160 | 0.000 | 4063.949 | 0.000 | 4063.949 |
| AFTER | 0.996 | 0.000 | 0.787 | 0.000 | 88.160 | 0.000 | 69.402 | 0.000 | 69.402 |
| TOTAL | 59.348 | 0.000 | 46.885 | 0.000 | 88.160 | 0.000 | 4133.351 | 0.000 | 4133.351 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 16.849 | 26.055 | 54.000 | 0.000 | 0.000 | 858.000 | -86.414 | -86.414 | -115.684 |
| 12-2013 | 8.920 | 13.794 | 54.000 | 0.000 | 0.000 | 0.000 | 383.100 | 296.685 | 217.620 |
| 12-2014 | 6.635 | 10.261 | 54.000 | 0.000 | 0.000 | 0.000 | 271.122 | 567.807 | 431.810 |
| 12-2015 | 5.440 | 8.412 | 54.000 | 0.000 | 0.000 | 0.000 | 212.554 | 780.361 | 584.385 |
| 12-2016 | 4.682 | 7.240 | 54.000 | 0.000 | 0.000 | 0.000 | 175.401 | 955.762 | 698.811 |
| 12-2017 | 4.149 | 6.416 | 54.000 | 0.000 | 0.000 | 0.000 | 149.300 | 1105.062 | 787.337 |
| 12-2018 | 3.750 | 5.799 | 54.000 | 0.000 | 0.000 | 0.000 | 129.748 | 1234.810 | 857.267 |
| 12-2019 | 3.435 | 5.312 | 54.000 | 0.000 | 0.000 | 0.000 | 114.334 | 1349.144 | 913.283 |
| 12-2020 | 3.160 | 4.887 | 54.000 | 0.000 | 0.000 | 0.000 | 100.861 | 1450.005 | 958.208 |
| 12-2021 | 2.908 | 4.496 | 54.000 | 0.000 | 0.000 | 0.000 | 88.472 | 1538.476 | 994.034 |
| 12-2022 | 2.675 | 4.137 | 54.000 | 0.000 | 0.000 | 0.000 | 77.074 | 1615.551 | 1022.409 |
| 12-2023 | 2.461 | 3.806 | 54.000 | 0.000 | 0.000 | 0.000 | 66.588 | 1682.139 | 1044.697 |
| 12-2024 | 2.264 | 3.501 | 54.000 | 0.000 | 0.000 | 0.000 | 56.941 | 1739.080 | 1062.024 |
| 12-2025 | 2.083 | 3.221 | 54.000 | 0.000 | 0.000 | 0.000 | 48.066 | 1787.146 | 1075.323 |
| 12-2026 | 1.916 | 2.963 | 54.000 | 0.000 | 0.000 | 0.000 | 39.901 | 1827.047 | 1085.360 |
| 12-2027 | 1.763 | 2.726 | 54.000 | 0.000 | 0.000 | 0.000 | 32.389 | 1859.435 | 1092.768 |
| 12-2028 | 1.622 | 2.508 | 54.000 | 0.000 | 0.000 | 0.000 | 25.477 | 1884.912 | 1098.068 |
| 12-2029 | 1.492 | 2.308 | 54.000 | 0.000 | 0.000 | 0.000 | 19.119 | 1904.032 | 1101.685 |
| 12-2030 | 1.373 | 2.123 | 54.000 | 0.000 | 0.000 | 0.000 | 13.270 | 1917.302 | 1103.969 |
| 12-2031 | 1.263 | 1.953 | 54.000 | 0.000 | 0.000 | 0.000 | 7.888 | 1925.190 | 1105.205 |
| S TOT | 78.841 | 121.918 | 1080.000 | 0.000 | 0.000 | 858.000 | 1925.190 | 1925.190 | 1105.205 |
| AFTER | 1.346 | 2.082 | 63.000 | 0.000 | 0.000 | 0.000 | 2.974 | 1928.163 | 1105.632 |
| TOTAL | 80.187 | 124.001 | 1143.000 | 0.000 | 0.000 | 858.000 | 1928.163 | 1928.163 | 1105.632 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 59.348 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 59.348 | 0.000 |
| NET RES., MB & MMF | 46.885 | 0.000 |
| NET REVENUE, M$ | 4133.351 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 79.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 21.17 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.23 |
| DISCOUNTED PAYOUT, YRS. | 1.35 |
| UNDISCOUNTED NET/INVEST. | 3.25 |
| DISCOUNTED NET/INVEST. | 2.29 |
| RATE-OF-RETURN, PCT. | 92.27 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1430.260 |
| 9.00 | 1160.962 |
| 10.00 | 1105.632 |
| 12.00 | 1006.137 |
| 15.00 | 879.807 |
| 20.00 | 714.263 |
| 40.00 | 338.728 |
| 60.00 | 152.152 |
| 120.00 | -99.577 |
| 240.00 | -276.729 |

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 8.229 | 0.000 | 6.336 | 0.000 | 88.160 | 0.000 | 558.582 | 0.000 | 558.582 |
| 12-2013 | 22.410 | 0.000 | 17.255 | 0.000 | 88.160 | 0.000 | 1521.244 | 0.000 | 1521.244 |
| 12-2014 | 13.294 | 0.000 | 10.236 | 0.000 | 88.160 | 0.000 | 902.433 | 0.000 | 902.433 |
| 12-2015 | 8.800 | 0.000 | 6.776 | 0.000 | 88.160 | 0.000 | 597.385 | 0.000 | 597.385 |
| 12-2016 | 6.256 | 0.000 | 4.817 | 0.000 | 88.160 | 0.000 | 424.647 | 0.000 | 424.647 |
| 12-2017 | 4.675 | 0.000 | 3.600 | 0.000 | 88.160 | 0.000 | 317.368 | 0.000 | 317.368 |
| 12-2018 | 3.627 | 0.000 | 2.792 | 0.000 | 88.160 | 0.000 | 246.183 | 0.000 | 246.183 |
| 12-2019 | 2.895 | 0.000 | 2.229 | 0.000 | 88.160 | 0.000 | 196.532 | 0.000 | 196.532 |
| 12-2020 | 2.365 | 0.000 | 1.821 | 0.000 | 88.160 | 0.000 | 160.526 | 0.000 | 160.526 |
| 12-2021 | 1.968 | 0.000 | 1.515 | 0.000 | 88.160 | 0.000 | 133.585 | 0.000 | 133.585 |
| 12-2022 | 1.663 | 0.000 | 1.281 | 0.000 | 88.160 | 0.000 | 112.901 | 0.000 | 112.901 |
| 12-2023 | 0.619 | 0.000 | 0.477 | 0.000 | 88.160 | 0.000 | 42.042 | 0.000 | 42.042 |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 76.800 | 0.000 | 59.136 | 0.000 | 88.160 | 0.000 | 5213.429 | 0.000 | 5213.429 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 76.800 | 0.000 | 59.136 | 0.000 | 88.160 | 0.000 | 5213.429 | 0.000 | 5213.429 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 37.801 | 35.749 | 13.500 | 0.000 | 0.000 | 858.000 | -386.468 | -386.468 | -371.225 |
| 12-2013 | 102.947 | 97.360 | 54.000 | 0.000 | 0.000 | 0.000 | 1266.938 | 880.469 | 732.666 |
| 12-2014 | 61.070 | 57.756 | 54.000 | 0.000 | 0.000 | 0.000 | 729.607 | 1610.076 | 1310.015 |
| 12-2015 | 40.427 | 38.233 | 54.000 | 0.000 | 0.000 | 0.000 | 464.726 | 2074.802 | 1644.132 |
| 12-2016 | 28.737 | 27.177 | 54.000 | 0.000 | 0.000 | 0.000 | 314.733 | 2389.535 | 1849.764 |
| 12-2017 | 21.477 | 20.312 | 54.000 | 0.000 | 0.000 | 0.000 | 221.579 | 2611.114 | 1981.341 |
| 12-2018 | 16.660 | 15.756 | 54.000 | 0.000 | 0.000 | 0.000 | 159.767 | 2770.881 | 2067.576 |
| 12-2019 | 13.300 | 12.578 | 54.000 | 0.000 | 0.000 | 0.000 | 116.654 | 2887.535 | 2124.814 |
| 12-2020 | 10.863 | 10.274 | 54.000 | 0.000 | 0.000 | 0.000 | 85.389 | 2972.925 | 2162.904 |
| 12-2021 | 9.040 | 8.549 | 54.000 | 0.000 | 0.000 | 0.000 | 61.995 | 3034.920 | 2188.046 |
| 12-2022 | 7.640 | 7.226 | 54.000 | 0.000 | 0.000 | 0.000 | 44.035 | 3078.955 | 2204.285 |
| 12-2023 | 2.845 | 2.691 | 22.500 | 0.000 | 0.000 | 0.000 | 14.007 | 3092.962 | 2209.101 |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 352.807 | 333.659 | 576.000 | 0.000 | 0.000 | 858.000 | 3092.962 | 3092.962 | 2209.101 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 3092.962 | 2209.101 |
| TOTAL | 352.807 | 333.659 | 576.000 | 0.000 | 0.000 | 858.000 | 3092.962 | 3092.962 | 2209.101 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 76.800 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 76.800 | 0.000 |
| NET RES., MB & MMF | 59.136 | 0.000 |
| NET REVENUE, M$ | 5213.429 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.000 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 11.42 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.31 |
| DISCOUNTED PAYOUT, YRS. | 1.34 |
| UNDISCOUNTED NET/INVEST. | 4.60 |
| DISCOUNTED NET/INVEST. | 3.74 |
| RATE-OF-RETURN, PCT. | 240.00 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 2591.904 |
| 9.00 | 2278.129 |
| 10.00 | 2209.101 |
| 12.00 | 2080.639 |
| 15.00 | 1908.987 |
| 20.00 | 1668.496 |
| 40.00 | 1055.982 |
| 60.00 | 726.384 |
| 120.00 | 297.158 |
| 240.00 | 58.506 |

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 9.679 | 0.000 | 7.985 | 0.000 | 88.160 | 0.000 | 703.971 | 0.000 | 703.971 |
| 12-2013 | 5.260 | 0.000 | 4.340 | 0.000 | 88.160 | 0.000 | 382.606 | 0.000 | 382.606 |
| 12-2014 | 4.163 | 0.000 | 3.435 | 0.000 | 88.160 | 0.000 | 302.792 | 0.000 | 302.792 |
| 12-2015 | 3.574 | 0.000 | 2.949 | 0.000 | 88.160 | 0.000 | 259.965 | 0.000 | 259.965 |
| 12-2016 | 3.190 | 0.000 | 2.632 | 0.000 | 88.160 | 0.000 | 232.029 | 0.000 | 232.029 |
| 12-2017 | 2.912 | 0.000 | 2.402 | 0.000 | 88.160 | 0.000 | 211.794 | 0.000 | 211.794 |
| 12-2018 | 2.679 | 0.000 | 2.210 | 0.000 | 88.160 | 0.000 | 194.816 | 0.000 | 194.816 |
| 12-2019 | 2.464 | 0.000 | 2.033 | 0.000 | 88.160 | 0.000 | 179.230 | 0.000 | 179.230 |
| 12-2020 | 2.267 | 0.000 | 1.870 | 0.000 | 88.160 | 0.000 | 164.892 | 0.000 | 164.892 |
| 12-2021 | 2.086 | 0.000 | 1.721 | 0.000 | 88.160 | 0.000 | 151.701 | 0.000 | 151.701 |
| 12-2022 | 1.919 | 0.000 | 1.583 | 0.000 | 88.160 | 0.000 | 139.565 | 0.000 | 139.565 |
| 12-2023 | 1.765 | 0.000 | 1.456 | 0.000 | 88.160 | 0.000 | 128.399 | 0.000 | 128.399 |
| 12-2024 | 1.624 | 0.000 | 1.340 | 0.000 | 88.160 | 0.000 | 118.128 | 0.000 | 118.128 |
| 12-2025 | 1.494 | 0.000 | 1.233 | 0.000 | 88.160 | 0.000 | 108.677 | 0.000 | 108.677 |
| 12-2026 | 1.375 | 0.000 | 1.134 | 0.000 | 88.160 | 0.000 | 99.983 | 0.000 | 99.983 |
| 12-2027 | 1.265 | 0.000 | 1.043 | 0.000 | 88.160 | 0.000 | 91.984 | 0.000 | 91.984 |
| 12-2028 | 1.164 | 0.000 | 0.960 | 0.000 | 88.160 | 0.000 | 84.626 | 0.000 | 84.626 |
| 12-2029 | 1.070 | 0.000 | 0.883 | 0.000 | 88.160 | 0.000 | 77.856 | 0.000 | 77.856 |
| 12-2030 | 0.985 | 0.000 | 0.812 | 0.000 | 88.160 | 0.000 | 71.627 | 0.000 | 71.627 |
| 12-2031 | 0.906 | 0.000 | 0.747 | 0.000 | 88.160 | 0.000 | 65.897 | 0.000 | 65.897 |
| S TOT | 51.842 | 0.000 | 42.769 | 0.000 | 88.160 | 0.000 | 3770.538 | 0.000 | 3770.538 |
| AFTER | 1.031 | 0.000 | 0.851 | 0.000 | 88.160 | 0.000 | 75.008 | 0.000 | 75.008 |
| TOTAL | 52.873 | 0.000 | 43.620 | 0.000 | 88.160 | 0.000 | 3845.546 | 0.000 | 3845.546 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 13.657 | 21.119 | 54.000 | 0.000 | 0.000 | 853.000 | -237.805 | -237.805 | -260.363 |
| 12-2013 | 7.423 | 11.478 | 54.000 | 0.000 | 0.000 | 0.000 | 309.706 | 71.900 | 8.936 |
| 12-2014 | 5.874 | 9.084 | 54.000 | 0.000 | 0.000 | 0.000 | 233.834 | 305.734 | 193.585 |
| 12-2015 | 5.043 | 7.799 | 54.000 | 0.000 | 0.000 | 0.000 | 193.123 | 498.857 | 332.161 |
| 12-2016 | 4.501 | 6.961 | 54.000 | 0.000 | 0.000 | 0.000 | 166.567 | 665.424 | 440.788 |
| 12-2017 | 4.109 | 6.354 | 54.000 | 0.000 | 0.000 | 0.000 | 147.331 | 812.755 | 528.124 |
| 12-2018 | 3.779 | 5.844 | 54.000 | 0.000 | 0.000 | 0.000 | 131.192 | 943.947 | 598.824 |
| 12-2019 | 3.477 | 5.377 | 54.000 | 0.000 | 0.000 | 0.000 | 116.376 | 1060.323 | 655.841 |
| 12-2020 | 3.199 | 4.947 | 54.000 | 0.000 | 0.000 | 0.000 | 102.746 | 1163.070 | 701.605 |
| 12-2021 | 2.943 | 4.551 | 54.000 | 0.000 | 0.000 | 0.000 | 90.207 | 1253.276 | 738.133 |
| 12-2022 | 2.708 | 4.187 | 54.000 | 0.000 | 0.000 | 0.000 | 78.670 | 1331.947 | 767.095 |
| 12-2023 | 2.491 | 3.852 | 54.000 | 0.000 | 0.000 | 0.000 | 68.057 | 1400.003 | 789.874 |
| 12-2024 | 2.292 | 3.544 | 54.000 | 0.000 | 0.000 | 0.000 | 58.292 | 1458.295 | 807.612 |
| 12-2025 | 2.108 | 3.260 | 54.000 | 0.000 | 0.000 | 0.000 | 49.309 | 1507.604 | 821.254 |
| 12-2026 | 1.940 | 2.999 | 54.000 | 0.000 | 0.000 | 0.000 | 41.044 | 1548.648 | 831.579 |
| 12-2027 | 1.784 | 2.760 | 54.000 | 0.000 | 0.000 | 0.000 | 33.440 | 1582.088 | 839.228 |
| 12-2028 | 1.642 | 2.539 | 54.000 | 0.000 | 0.000 | 0.000 | 26.445 | 1608.533 | 844.728 |
| 12-2029 | 1.510 | 2.336 | 54.000 | 0.000 | 0.000 | 0.000 | 20.010 | 1628.543 | 848.513 |
| 12-2030 | 1.390 | 2.149 | 54.000 | 0.000 | 0.000 | 0.000 | 14.089 | 1642.632 | 850.938 |
| 12-2031 | 1.278 | 1.977 | 54.000 | 0.000 | 0.000 | 0.000 | 8.642 | 1651.274 | 852.292 |
| S TOT | 73.148 | 113.116 | 1080.000 | 0.000 | 0.000 | 853.000 | 1651.274 | 1651.274 | 852.292 |
| AFTER | 1.455 | 2.250 | 67.500 | 0.000 | 0.000 | 0.000 | 3.803 | 1655.076 | 852.836 |
| TOTAL | 74.604 | 115.366 | 1147.500 | 0.000 | 0.000 | 853.000 | 1655.076 | 1655.076 | 852.836 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 52.873 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 52.873 | 0.000 |
| NET RES., MB & MMF | 43.620 | 0.000 |
| NET REVENUE, M$ | 3845.546 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 82.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 21.25 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.77 |
| DISCOUNTED PAYOUT, YRS. | 1.97 |
| UNDISCOUNTED NET/INVEST. | 2.94 |
| DISCOUNTED NET/INVEST. | 2.00 |
| RATE-OF-RETURN, PCT. | 56.55 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1166.540 |
| 9.00 | 905.956 |
| 10.00 | 852.836 |
| 12.00 | 757.733 |
| 15.00 | 637.853 |
| 20.00 | 482.495 |
| 40.00 | 139.709 |
| 60.00 | -24.091 |
| 120.00 | -236.772 |
| 240.00 | -380.733 |

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 10.181 | 0.000 | 8.908 | 0.000 | 88.160 | 0.000 | 785.367 | 0.000 | 785.367 |
| 12-2013 | 7.190 | 0.000 | 6.291 | 0.000 | 88.160 | 0.000 | 554.602 | 0.000 | 554.602 |
| 12-2014 | 5.655 | 0.000 | 4.948 | 0.000 | 88.160 | 0.000 | 436.206 | 0.000 | 436.206 |
| 12-2015 | 4.704 | 0.000 | 4.116 | 0.000 | 88.160 | 0.000 | 362.897 | 0.000 | 362.897 |
| 12-2016 | 4.052 | 0.000 | 3.545 | 0.000 | 88.160 | 0.000 | 312.566 | 0.000 | 312.566 |
| 12-2017 | 3.573 | 0.000 | 3.127 | 0.000 | 88.160 | 0.000 | 275.649 | 0.000 | 275.649 |
| 12-2018 | 3.206 | 0.000 | 2.805 | 0.000 | 88.160 | 0.000 | 247.295 | 0.000 | 247.295 |
| 12-2019 | 2.914 | 0.000 | 2.549 | 0.000 | 88.160 | 0.000 | 224.763 | 0.000 | 224.763 |
| 12-2020 | 2.147 | 0.000 | 1.878 | 0.000 | 88.160 | 0.000 | 165.587 | 0.000 | 165.587 |
| 12-2021 | 0.882 | 0.000 | 0.771 | 0.000 | 88.160 | 0.000 | 68.000 | 0.000 | 68.000 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 44.503 | 0.000 | 38.940 | 0.000 | 88.160 | 0.000 | 3432.932 | 0.000 | 3432.932 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 44.503 | 0.000 | 38.940 | 0.000 | 88.160 | 0.000 | 3432.932 | 0.000 | 3432.932 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 15.236 | 23.561 | 54.000 | 0.000 | 0.000 | 825.000 | -132.430 | -132.430 | -162.002 |
| 12-2013 | 10.759 | 16.638 | 54.000 | 0.000 | 0.000 | 0.000 | 473.204 | 340.775 | 249.321 |
| 12-2014 | 8.462 | 13.086 | 54.000 | 0.000 | 0.000 | 0.000 | 360.657 | 701.432 | 534.152 |
| 12-2015 | 7.040 | 10.887 | 54.000 | 0.000 | 0.000 | 0.000 | 290.970 | 992.402 | 742.986 |
| 12-2016 | 6.064 | 9.377 | 54.000 | 0.000 | 0.000 | 0.000 | 243.125 | 1235.527 | 901.583 |
| 12-2017 | 5.348 | 8.269 | 54.000 | 0.000 | 0.000 | 0.000 | 208.032 | 1443.559 | 1024.932 |
| 12-2018 | 4.798 | 7.419 | 54.000 | 0.000 | 0.000 | 0.000 | 181.078 | 1624.637 | 1122.526 |
| 12-2019 | 4.360 | 6.743 | 54.000 | 0.000 | 0.000 | 0.000 | 159.659 | 1784.297 | 1200.748 |
| 12-2020 | 3.212 | 4.968 | 54.000 | 0.000 | 0.000 | 0.000 | 103.407 | 1887.703 | 1247.153 |
| 12-2021 | 1.319 | 2.040 | 45.000 | 0.000 | 0.000 | 0.000 | 19.641 | 1907.345 | 1255.272 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 66.599 | 102.988 | 531.000 | 0.000 | 0.000 | 825.000 | 1907.345 | 1907.345 | 1255.272 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1907.345 | 1255.272 |
| TOTAL | 66.599 | 102.988 | 531.000 | 0.000 | 0.000 | 825.000 | 1907.345 | 1907.345 | 1255.272 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 44.503 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 44.503 | 0.000 |
| NET RES., MB & MMF | 38.940 | 0.000 |
| NET REVENUE, M$ | 3432.932 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 87.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 9.83 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.28 |
| DISCOUNTED PAYOUT, YRS. | 1.39 |
| UNDISCOUNTED NET/INVEST. | 3.31 |
| DISCOUNTED NET/INVEST. | 2.52 |
| RATE-OF-RETURN, PCT. | 97.68 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1536.080 |
| 9.00 | 1305.672 |
| 10.00 | 1255.272 |
| 12.00 | 1161.797 |
| 15.00 | 1037.612 |
| 20.00 | 865.184 |
| 40.00 | 435.311 |
| 60.00 | 208.225 |
| 120.00 | -96.467 |
| 240.00 | -300.200 |

VRTATKO 44-22
PROSPECT: MANNINGHAM
COUNTY: BANNER STATE: NE
OPERATOR: RECOVERY ENERGY COMPA
3PUD

DATE : 03/06/2012
TIME : 10:19:36
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 10.181 | 0.000 | 7.890 | 0.000 | 88.160 | 0.000 | 695.611 | 0.000 | 695.611 |
| 12-2013 | 7.190 | 0.000 | 5.572 | 0.000 | 88.160 | 0.000 | 491.219 | 0.000 | 491.219 |
| 12-2014 | 5.655 | 0.000 | 4.382 | 0.000 | 88.160 | 0.000 | 386.354 | 0.000 | 386.354 |
| 12-2015 | 4.704 | 0.000 | 3.646 | 0.000 | 88.160 | 0.000 | 321.423 | 0.000 | 321.423 |
| 12-2016 | 4.052 | 0.000 | 3.140 | 0.000 | 88.160 | 0.000 | 276.844 | 0.000 | 276.844 |
| 12-2017 | 3.573 | 0.000 | 2.769 | 0.000 | 88.160 | 0.000 | 244.146 | 0.000 | 244.146 |
| 12-2018 | 3.206 | 0.000 | 2.484 | 0.000 | 88.160 | 0.000 | 219.032 | 0.000 | 219.032 |
| 12-2019 | 2.914 | 0.000 | 2.258 | 0.000 | 88.160 | 0.000 | 199.076 | 0.000 | 199.076 |
| 12-2020 | 2.147 | 0.000 | 1.664 | 0.000 | 88.160 | 0.000 | 146.663 | 0.000 | 146.663 |
| 12-2021 | 0.748 | 0.000 | 0.579 | 0.000 | 88.160 | 0.000 | 51.088 | 0.000 | 51.088 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 44.369 | 0.000 | 34.386 | 0.000 | 88.160 | 0.000 | 3031.456 | 0.000 | 3031.456 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 44.369 | 0.000 | 34.386 | 0.000 | 88.160 | 0.000 | 3031.456 | 0.000 | 3031.456 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 13.495 | 20.868 | 54.000 | 0.000 | 0.000 | 802.000 | -194.752 | -194.752 | -220.660 |
| 12-2013 | 9.530 | 14.737 | 54.000 | 0.000 | 0.000 | 0.000 | 412.953 | 218.200 | 138.304 |
| 12-2014 | 7.495 | 11.591 | 54.000 | 0.000 | 0.000 | 0.000 | 313.268 | 531.468 | 385.718 |
| 12-2015 | 6.236 | 9.643 | 54.000 | 0.000 | 0.000 | 0.000 | 251.545 | 783.013 | 566.263 |
| 12-2016 | 5.371 | 8.305 | 54.000 | 0.000 | 0.000 | 0.000 | 209.168 | 992.181 | 702.713 |
| 12-2017 | 4.736 | 7.324 | 54.000 | 0.000 | 0.000 | 0.000 | 178.085 | 1170.266 | 808.310 |
| 12-2018 | 4.249 | 6.571 | 54.000 | 0.000 | 0.000 | 0.000 | 154.212 | 1324.479 | 891.429 |
| 12-2019 | 3.862 | 5.972 | 54.000 | 0.000 | 0.000 | 0.000 | 135.241 | 1459.720 | 957.690 |
| 12-2020 | 2.845 | 4.400 | 54.000 | 0.000 | 0.000 | 0.000 | 85.417 | 1545.137 | 996.045 |
| 12-2021 | 0.991 | 1.533 | 36.000 | 0.000 | 0.000 | 0.000 | 12.564 | 1557.702 | 1001.262 |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 58.810 | 90.944 | 522.000 | 0.000 | 0.000 | 802.000 | 1557.702 | 1557.702 | 1001.262 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1557.702 | 1001.262 |
| TOTAL | 58.810 | 90.944 | 522.000 | 0.000 | 0.000 | 802.000 | 1557.702 | 1557.702 | 1001.262 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 44.369 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 44.369 | 0.000 |
| NET RES., MB & MMF | 34.386 | 0.000 |
| NET REVENUE, M$ | 3031.456 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 77.500 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 9.67 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.47 |
| DISCOUNTED PAYOUT, YRS. | 1.61 |
| UNDISCOUNTED NET/INVEST. | 2.94 |
| DISCOUNTED NET/INVEST. | 2.25 |
| RATE-OF-RETURN, PCT. | 76.21 |
| INITIAL W.I., PCT. | 100.000 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1241.234 |
| 9.00 | 1044.375 |
| 10.00 | 1001.262 |
| 12.00 | 921.249 |
| 15.00 | 814.837 |
| 20.00 | 666.859 |
| 40.00 | 296.617 |
| 60.00 | 100.145 |
| 120.00 | -164.550 |
| 240.00 | -342.218 |

Ralph E. Davis Associates, Inc.
Texas Registered Engineering Firm F-1529

WILKE 43-5
PROSPECT: STATE LINE
COUNTY: KIIMBALL STATE: NE
OPERATOR: RECOVERY ENERGY COMPA
3PUD

DATE : 03/06/2012
TIME : 10:19:36
DBS : DEMO
SETTINGS : RED_JAN12
SCENARIO : RED_JAN12

# R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

| --END-- MO-YEAR | GROSS OIL PRODUCTION ---MBBLS--- | GROSS GAS PRODUCTION ----MMCF--- | NET OIL PRODUCTION ---MBBLS--- | NET GAS PRODUCTION ----MMCF--- | NET OIL PRICE ---$/BBL--- | NET GAS PRICE ---$/MCF--- | NET OIL SALES -----M$---- | NET GAS SALES -----M$---- | TOTAL NET SALES -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 7.445 | 0.000 | 5.081 | 0.000 | 88.160 | 0.000 | 447.931 | 0.000 | 447.931 |
| 12-2013 | 14.170 | 0.000 | 9.671 | 0.000 | 88.160 | 0.000 | 852.623 | 0.000 | 852.623 |
| 12-2014 | 8.073 | 0.000 | 5.510 | 0.000 | 88.160 | 0.000 | 485.735 | 0.000 | 485.735 |
| 12-2015 | 5.214 | 0.000 | 3.559 | 0.000 | 88.160 | 0.000 | 313.728 | 0.000 | 313.728 |
| 12-2016 | 3.645 | 0.000 | 2.488 | 0.000 | 88.160 | 0.000 | 219.344 | 0.000 | 219.344 |
| 12-2017 | 2.692 | 0.000 | 1.837 | 0.000 | 88.160 | 0.000 | 161.983 | 0.000 | 161.983 |
| 12-2018 | 2.070 | 0.000 | 1.412 | 0.000 | 88.160 | 0.000 | 124.521 | 0.000 | 124.521 |
| 12-2019 | 1.641 | 0.000 | 1.120 | 0.000 | 88.160 | 0.000 | 98.708 | 0.000 | 98.708 |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 44.949 | 0.000 | 30.678 | 0.000 | 88.160 | 0.000 | 2704.572 | 0.000 | 2704.572 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 |
| TOTAL | 44.949 | 0.000 | 30.678 | 0.000 | 88.160 | 0.000 | 2704.572 | 0.000 | 2704.572 |

| --END-- MO-YEAR | AD VALOREM TAX -----M$---- | PRODUCTION TAX -----M$---- | DIRECT OPER EXPENSE -----M$---- | INTEREST PAID -----M$---- | CAPITAL REPAYMENT -----M$---- | EQUITY INVESTMENT -----M$---- | FUTURE NET CASHFLOW -----M$---- | CUMULATIVE CASHFLOW -----M$---- | CUM. DISC. CASHFLOW -----M$---- |
|---|---|---|---|---|---|---|---|---|---|
| 12-2012 | 8.690 | 13.438 | 15.750 | 0.000 | 0.000 | 724.500 | -314.447 | -314.447 | -306.297 |
| 12-2013 | 16.541 | 25.579 | 47.250 | 0.000 | 0.000 | 0.000 | 763.253 | 448.806 | 359.072 |
| 12-2014 | 9.423 | 14.572 | 47.250 | 0.000 | 0.000 | 0.000 | 414.489 | 863.296 | 687.195 |
| 12-2015 | 6.086 | 9.412 | 47.250 | 0.000 | 0.000 | 0.000 | 250.980 | 1114.276 | 867.709 |
| 12-2016 | 4.255 | 6.580 | 47.250 | 0.000 | 0.000 | 0.000 | 161.258 | 1275.534 | 973.114 |
| 12-2017 | 3.142 | 4.859 | 47.250 | 0.000 | 0.000 | 0.000 | 106.731 | 1382.265 | 1036.526 |
| 12-2018 | 2.416 | 3.736 | 47.250 | 0.000 | 0.000 | 0.000 | 71.120 | 1453.384 | 1074.941 |
| 12-2019 | 1.915 | 2.961 | 47.250 | 0.000 | 0.000 | 0.000 | 46.582 | 1499.966 | 1097.820 |
| 12-2020 | | | | | | | | | |
| 12-2021 | | | | | | | | | |
| 12-2022 | | | | | | | | | |
| 12-2023 | | | | | | | | | |
| 12-2024 | | | | | | | | | |
| 12-2025 | | | | | | | | | |
| 12-2026 | | | | | | | | | |
| 12-2027 | | | | | | | | | |
| 12-2028 | | | | | | | | | |
| 12-2029 | | | | | | | | | |
| 12-2030 | | | | | | | | | |
| 12-2031 | | | | | | | | | |
| S TOT | 52.469 | 81.137 | 346.500 | 0.000 | 0.000 | 724.500 | 1499.966 | 1499.966 | 1097.820 |
| AFTER | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 0.000 | 1499.966 | 1097.820 |
| TOTAL | 52.469 | 81.137 | 346.500 | 0.000 | 0.000 | 724.500 | 1499.966 | 1499.966 | 1097.820 |

| | OIL | GAS |
|---|---|---|
| GROSS WELLS | 1.0 | 0.0 |
| GROSS ULT., MB & MMF | 44.949 | 0.000 |
| GROSS CUM., MB & MMF | 0.000 | 0.000 |
| GROSS RES., MB & MMF | 44.949 | 0.000 |
| NET RES., MB & MMF | 30.678 | 0.000 |
| NET REVENUE, M$ | 2704.572 | 0.000 |
| INITIAL PRICE, $ | 88.160 | 0.000 |
| INITIAL N.I., PCT. | 68.250 | 0.000 |

| | |
|---|---|
| LIFE, YRS. | 8.00 |
| DISCOUNT % | 10.00 |
| UNDISCOUNTED PAYOUT, YRS. | 1.41 |
| DISCOUNTED PAYOUT, YRS. | 1.46 |
| UNDISCOUNTED NET/INVEST. | 3.07 |
| DISCOUNTED NET/INVEST. | 2.60 |
| RATE-OF-RETURN, PCT. | 183.80 |
| INITIAL W.I., PCT. | 87.500 |

| P.W. % | P.W., M$ |
|---|---|
| 5.00 | 1276.522 |
| 9.00 | 1130.584 |
| 10.00 | 1097.820 |
| 12.00 | 1036.193 |
| 15.00 | 952.497 |
| 20.00 | 832.578 |
| 40.00 | 512.952 |
| 60.00 | 332.966 |
| 120.00 | 92.612 |
| 240.00 | -39.839 |